    As filed with the Securities and Exchange Commission on November 23, 1998


                                              1933 Act Registration No. 33-39659
                                              1940 Act Registration No. 811-6292

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-lA

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

                         Pre-Effective Amendment No. [ ]


                      Post-Effective Amendment No. 25 [ X ]


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]


                             Amendment No. 25 [ X ]

                        (Check appropriate box or boxes.)

                          PAINEWEBBER INVESTMENT TRUST
               (Exact name of registrant as specified in charter)
                           1285 Avenue of the Americas
                            New York, New York 10019
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, Esq.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)

                                   Copies to:

                             ELINOR W. GAMMON, ESQ.
                            BENJAMIN J. HASKIN, ESQ.
                           Kirkpatrick & Lockhart LLP
                    1800 Massachusetts Avenue, N.W. 2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

[ ] Immediately upon filing pursuant to Rule 485(b)


[x] On November 30, 1998 pursuant to Rule 485(b)


[ ] 60 days after filing pursuant to Rule 485(a)(1)
[ ] On             pursuant to Rule 485(a)(1)
[ ] 75 days after filing pursuant to Rule 485(a)(2)
[ ] On             pursuant to Rule 485(a)(2)

Title of Securities Being Registered:  Shares of Beneficial Interest.

                          PaineWebber Investment Trust
                       Contents of Registration Statement

This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Cross Reference Sheet


Part A - Prospectus


Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                          PaineWebber Investment Trust:
                      PaineWebber Tactical Allocation Fund


                         Form N-lA Cross Reference Sheet

   Part A Item No. and Caption                           Prospectus Caption
   ---------------------------                           ------------------

1. Cover Page                                            Cover Page

2. Synopsis                                              The Funds at a Glance;
                                                         Expense Table

3. Condensed Financial Information                       Financial Highlights;
                                                         Performance

4. General Description of Registrant                     The Funds at a Glance;
                                                         Investment Objectives &
                                                         Policies; Investment
                                                         Philosophy & Process;
                                                         The Funds' Investments;
                                                         General Information

5. Management of the Fund                                Management; General
                                                         Information

5A.Management's Discussion of Fund Performance           Financial Highlights


6. Capital Stock and Other Securities                    Cover Page; Flexible
                                                         Pricing(ServiceMark);
                                                         Dividends & Taxes;
                                                         General Information

7. Purchase of Securities Being Offered                  Flexible Pricing
                                                         (Service Mark);
                                                         How to Buy Shares;
                                                         How to Sell Shares;
                                                         Other Services;
                                                         Management; Determining
                                                         the Shares' Net Asset
                                                         Value


8. Redemption or Repurchase                              How to Sell Shares;
                                                         Other Services

9. Pending Legal Proceedings                             Not Applicable

                                                         Statement of Additional
   Part B Item No. and Caption                           Information Caption
   ---------------------------                           -------------------

10. Cover Page                                           Cover Page

11. Table of Contents                                    Table of Contents

12. General Information and History                      Other Information


13. Investment Objectives and Policies                   Investment Policies and
                                                         Restrictions;
                                                         Strategies Using
                                                         Derivative Instruments;
                                                         Portfolio Transactions


14. Management of the Fund                               Trustees and Officers;
                                                         Principal Holders of
                                                         Securities

15. Control Persons and Principal Holders of             Trustees and Officers;
    Securities                                           Principal Holders of
                                                         Securities

16. Investment Advisory and Other Services               Investment Advisory and
                                                         Distribution
                                                         Arrangements

17. Brokerage Allocation                                 Portfolio Transactions

18. Capital Stock and Other Securities                   Conversion of Class B
                                                         Shares; Other
                                                         Information

19. Purchase, Redemption and Pricing of Securities       Reduced Sales Charges,
    Being Offered                                        Additional Exchange and
                                                         Redemption Information
                                                         and Other Services;
                                                         Valuation of Shares

20. Tax Status                                           Taxes

   Part B Item No. and Caption                           Information Caption
   ---------------------------                           -------------------

21. Underwriters                                         Investment Advisory and
                                                         Distribution
                                                         Arrangements

22. Calculation of Performance Data                      Performance Information

23. Financial Statements                                 Financial Statements

Part C
------

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                         ------------------------------

                           PaineWebber Balanced Fund
                      PaineWebber Tactical Allocation Fund


             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
                        PROSPECTUS -- NOVEMBER 30, 1998



      PaineWebber Asset Allocation Funds are designed for investors generally seeking high total return. PaineWebber Balanced Fund invests in a combination of equity securities, bonds and money market instruments and maintains a fixed income allocation of at least 25% at all times. PaineWebber Tactical Allocation Fund follows a systematic investment strategy that allocates its assets between equity securities and U.S. Treasury notes or U.S. Treasury bills.


      This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read this Prospectus carefully and retain a copy for future reference.


      A Statement of Additional Information dated November 30, 1998 has been filed with the Securities and Exchange Commission ("SEC" or "Commission") and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your PaineWebber investment executive, PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

--------------------------------------------------------------------------------

      THE PAINEWEBBER FAMILY OF MUTUAL FUNDS


      The PaineWebber Family of Mutual Funds consists of seven broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Funds offered by this Prospectus are both in the ASSET ALLOCATION category.



o MONEY MARKET FUND for income and stability by investing in high-quality, short-term investments.

o BOND FUNDS for income by investing mainly in bonds.

o TAX-FREE BOND FUNDS for income exempt from federal income tax and, in some cases, state and local income taxes, by investing in municipal bonds.

o ASSET ALLOCATION FUNDS for high total return by investing in stocks and bonds.

o STOCK FUNDS for long-term growth by investing mainly in equity securities.

o GLOBAL FUNDS for long-term growth by investing mainly in foreign stocks or high current income by investing mainly in global debt instruments.

o FUNDS OF FUNDS for either long-term growth of capital; total return; or income and, secondarily, growth of capital by investing in other PaineWebber mutual funds.


      A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.

--------------------------------------------------------------------------------

      INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
               TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               -----------------
                               Prospectus Page 1

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                              TABLE  OF  CONTENTS

--------------------------------------------------------------------------------


                                           Page
                                           ----

The Funds at a Glance...................     3

Expense Table...........................     5

Investment Objectives & Policies........     7

Investment Philosophy & Process.........     8

Performance.............................    10

The Funds' Investments..................    13

Flexible Pricing(Service Mark)..........    19

How to Buy Shares.......................    22

How to Sell Shares......................    23

Other Services..........................    24

Management..............................    25

Determining the Shares' Net Asset
  Value.................................    27

Dividends & Taxes.......................    27

General Information.....................    28

Financial Highlights....................    30


                               -----------------
                               Prospectus Page 2

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                            THE FUNDS AT A GLANCE

--------------------------------------------------------------------------------

The Funds offered by this Prospectus are not intended to provide a complete investment program, but one or both of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in these Funds are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

BALANCED FUND


GOAL: To increase the value of your investment by investing in a combination of equity securities, bonds and money market instruments, while maintaining a fixed income allocation of at least 25% at all times (including bonds and cash).


INVESTMENT OBJECTIVE: High total return with low volatility.


RISKS: Although Balanced Fund seeks total return, it may not achieve as high a level of either of the two components of total return -- capital appreciation and current income -- as a fund that has only one of those objectives as its primary objective. Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests in equity securities, its price will rise and fall. Certain bonds in which the Fund may invest have speculative characteristics. The bonds in which the Fund may invest are subject to interest rate risk, which means that their prices can be expected to decrease when interest rates rise. The Fund may invest in mortgage- and asset-backed securities, which involve additional risks, such as those relating to the prepayment of principal on the underlying obligations. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which may involve more risk than investing in the securities of U.S. companies. The Fund also may invest up to 10% of its total assets in high yield, high risk bonds, including convertible securities, which are considered predominantly speculative and involve major risk exposure to adverse conditions. The Fund may use derivatives, such as options and futures, in its investment activities, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.



SIZE: On October 31, 1998 Balanced Fund had over $242 million in assets.


TACTICAL ALLOCATION FUND


GOAL: To increase the value of your investment by following a systematic investment strategy that allocates Tactical Allocation Fund's assets between equity securities and U.S. Treasury notes or U.S. Treasury bills.


INVESTMENT OBJECTIVE: Total return, consisting of long-term capital appreciation and current income.


RISKS: Although Tactical Allocation Fund seeks total return, it may not achieve as high a level of either capital appreciation or current income as a fund that has only one of those objectives as its primary objective. The Fund invests in equity securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests in equity securities, its price will rise and fall. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which may involve more risk than investing in the securities of U.S. companies. The U.S. Treasury notes and U.S. Treasury bills in which the Fund may invest are subject to interest rate risk, which means that their prices can be expected to decrease when interest rates rise. The Fund may use derivatives, such as options and futures, in its investment activities, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.



SIZE: On October 31, 1998, Tactical Allocation Fund had over $1.5 billion in assets.


MANAGEMENT


Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser and administrator of each Fund.


                               -----------------
                               Prospectus Page 3

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                            THE FUNDS AT A GLANCE
                                  (Continued)
--------------------------------------------------------------------------------

MINIMUM INVESTMENT

To open an account, investors need $1,000; to add to an account, investors need only $100.

WHO SHOULD INVEST


BALANCED FUND is for investors who want total return, consisting of long-term capital appreciation and current income, with relatively low volatility through investments in equity securities, bonds and money market instruments. The Fund is designed for investors who want an investment that maintains a fixed income allocation at all times, yet has the flexibility to change its investment mix in response to changing market conditions. Over time, the 25% minimum in fixed income investments (including bonds and cash) should result in a lower risk profile for the Fund and lower volatility than if it could invest 100% of its assets in equity securities.


TACTICAL ALLOCATION FUND is for investors who want total return, consisting of long-term capital appreciation and current income, through a systematic investment strategy that allocates assets between equity securities included in the S&P 500 Index and U.S. Treasury notes or U.S. Treasury bills. The Fund is designed for investors who want to participate in the broad stock market, yet want the flexibility to take a more defensive posture when a cyclical decline in stock prices is anticipated. This disciplined approach to investing in stocks attempts to shift the asset mix in anticipation of, not in response to, changing market trends.

                                    * * * *


See page 9 for a summary of certain significant differences between Balanced Fund and Tactical Allocation Fund.


HOW TO PURCHASE SHARES OF THE FUNDS

Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge; the maximum sales charge is 4.5% of the public offering price. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a "contingent deferred sales charge" and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.

CLASS Y SHARES

Class Y shares are offered only to limited groups of investors. The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a contingent deferred sales charge when they sell Class Y shares. Class Y shares have lower ongoing expenses than any other class of shares.

                               -----------------
                               Prospectus Page 4

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                                 EXPENSE TABLE

--------------------------------------------------------------------------------


The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Funds. Expenses shown below are based on those incurred for the most recent fiscal year.




SHAREHOLDER TRANSACTION EXPENSES                               CLASS A    CLASS B    CLASS C    CLASS Y
                                                               -------    -------    -------    -------
Maximum Sales Charge on Purchases of Shares (as a % of
  offering price)...........................................      4.5%      None       None       None
Sales Charge on Reinvested Dividends (as a % of offering
  price)....................................................     None       None       None       None
Maximum Contingent Deferred Sales Charge (as a % of offering price or net asset value at the time of sale, whichever
  is less)..................................................     None          5%         1%      None
Exchange Fee................................................     None       None       None       None

ANNUAL FUND OPERATING EXPENSES (as a % of average net
  assets)
BALANCED FUND
Management Fees.............................................     0.75%      0.75%      0.75%      0.75%
12b-1 Fees..................................................     0.25       1.00       1.00       0.00
Other Expenses..............................................     0.26       0.28       0.25       0.14
                                                                -----      -----      -----      -----
Total Operating Expenses....................................     1.26%      2.03%      2.00%      0.89%
                                                                -----      -----      -----      -----
                                                                -----      -----      -----      -----
TACTICAL ALLOCATION FUND
Management Fees.............................................     0.46%      0.46%      0.46%      0.46%
12b-1 Fees..................................................     0.25       1.00       1.00       0.00
Other Expenses..............................................     0.24       0.25       0.24       0.21
                                                                -----      -----      -----      -----
Total Operating Expenses....................................     0.95%      1.71%      1.70%      0.67%
                                                                -----      -----      -----      -----
                                                                -----      -----      -----      -----



 CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.


 CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.


 CLASS C SHARES: If a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.


 CLASS Y SHARES: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds ("PW Programs"), when Class Y shares are purchased through that PW Program. Participation in a PW Program is subject to an advisory fee at the effective maximum annual rate of 1.5% of assets held through that PW Program. This account charge is not included in the table because investors who are not PW Program participants also are permitted to purchase Class Y shares.


12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:


                                                               CLASS A    CLASS B    CLASS C    CLASS Y
                                                               -------    -------    -------    -------
12b-1 service fees..........................................      0.25%     0.25%      0.25%      None
12b-1 distribution fees.....................................      None      0.75       0.75       None


For more information, see "Management" and "Flexible Pricing(Service Mark)."

                               -----------------
                               Prospectus Page 5

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                                 EXPENSE TABLE
                                  (Continued)
--------------------------------------------------------------------------------

EXAMPLES OF EFFECT OF FUND EXPENSES


The following examples should assist investors in understanding various costs and expenses they would incur as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the SEC applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.


An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in a Fund, assuming a 5% annual return:



BALANCED FUND
EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------  ------    -------    -------    --------
Class A............................    $57       $ 83       $111       $ 190
Class B (Assuming sale of all
  shares at end of period).........    $71       $ 94       $129       $ 198
Class B (Assuming no sale of
  shares)..........................    $21       $ 64       $109       $ 198
Class C (Assuming sale of all
  shares at end of period).........    $30       $ 63       $108       $ 233
Class C (Assuming no sale of
  shares)..........................    $20       $ 63       $108       $ 233
Class Y............................    $ 9       $ 28       $ 49       $ 110


TACTICAL ALLOCATION FUND

EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------  ------    -------    -------    --------
Class A............................    $54       $ 74       $ 95       $ 156
Class B (Assuming sale of all
  shares at end of period).........    $67       $ 84       $113       $ 163
Class B (Assuming no sale of
  shares)..........................    $17       $ 54       $ 93       $ 163
Class C (Assuming sale of all
  shares at end of period).........    $27       $ 54       $ 92       $ 201
Class C (Assuming no sale of
  shares)..........................    $17       $ 54       $ 92       $ 201
Class Y............................    $ 7       $ 21       $ 37       $  83


 ASSUMPTIONS MADE IN THE EXAMPLES
 o ALL CLASSES: Reinvestment of all dividends and other distributions; percentage amounts listed under "Annual Fund Operating Expenses" remain the same for years shown.

 o CLASS A SHARES: Deduction of the maximum 4.5% initial sales charge at the time of purchase.
 o CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of sale, which declines over a period of six years. Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.
 o CLASS C SHARES: Deduction of a 1% contingent deferred sales charge for sales of shares within one year of purchase.

                               -----------------
                               Prospectus Page 6

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                      INVESTMENT  OBJECTIVES  &  POLICIES

--------------------------------------------------------------------------------


The Funds' investment objectives may not be changed without shareholder approval. The Funds' other investment policies, except where noted, are not fundamental and may be changed by their respective boards. See the summary on page 9 for certain significant differences between Balanced Fund and Tactical Allocation Fund.


BALANCED FUND


Balanced Fund's investment objective is high total return with low volatility. Total return consists of long-term capital appreciation and current income. The Fund pursues this objective by investing primarily in a combination of three asset classes: stocks (equity securities), bonds and cash (money market securities). The portion invested in each of these asset classes is based on Mitchell Hutchins' judgment of the best allocation of the Fund's assets. However, the Fund maintains a fixed income allocation (including bonds and cash) of at least 25% at all times, which should result in lower volatility for the Fund relative to a fund that invests solely in equity securities.




The Fund may invest in a broad range of:


o Equity securities issued by companies believed by Mitchell Hutchins to have the potential for rapid earnings growth;


o Investment grade bonds, that is, bonds that, at the time of purchase, are assigned one of the four highest grades by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), are comparably rated by another nationally recognized statistical rating agency or, if unrated, are determined by Mitchell Hutchins to be of comparable quality;


o U.S. government securities;


o Bonds and other securities (including convertible securities, rated at least B by S&P or Moody's, comparably rated by another nationally recognized statistical rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated BB or B by S&P (or Ba or B by Moody's) are below investment grade and regarded as having predominantly speculative characteristics with respect to the ability to pay interest and repay principal. While such securities may have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions. The Fund will not invest more than 10% of its total assets in bonds and other securities rated below investment grade; and


o High quality money market securities.

TACTICAL ALLOCATION FUND

Tactical Allocation Fund's investment objective is total return, consisting of long-term capital appreciation and current income. The Fund seeks to achieve its objective by using a systematic investment strategy that allocates its assets between common stocks and U.S. Treasury notes or U.S. Treasury bills.


In seeking total return, the Fund shifts its asset mix between an equity portion, designed to track the performance of the S&P 500 Index (the Fund holds approximately 465 of the 500 stocks in the S&P 500 Index), and a bond portion, consisting of five-year U.S. Treasury notes, or a cash portion, consisting of 30-day U.S. Treasury bills. The allocation among these three segments is determined by the asset mix recommendation of the Mitchell Hutchins Tactical Allocation Model.



The Fund seeks to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index, by investing in common stocks held in the S&P 500 Index, but taking a more defensive posture when Mitchell Hutchins Tactical Allocation Model signals a potential bear market, a prolonged or significant downturn in stock prices.


                                    * * * *

As with any mutual fund, there is no assurance that either Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

                               -----------------
                               Prospectus Page 7

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                       INVESTMENT  PHILOSOPHY  &  PROCESS

--------------------------------------------------------------------------------

BALANCED FUND


Mitchell Hutchins believes that superior performance can be obtained by reallocating assets from time to time before changes in the consensus outlook of investors have been fully discounted by the market. Mitchell Hutchins also believes that returns on stocks and bonds are fundamentally related to key economic variables, such as interest rates, profit growth and inflation. Based on these fundamental relationships, values of the key economic variables and the current market environment, Mitchell Hutchins determines the asset allocation it believes to be optimal.



Once Balanced Fund's asset allocation is determined, the portfolio managers specializing in each asset class select individual securities for each portion of the portfolio. Mitchell Hutchins regularly monitors the outlooks for key economic variables and shifts the asset allocation mix when there are significant changes in market outlooks.


Balanced Fund uses the following investment process to determine the individual securities for each portion of the Fund:


o EQUITY SECURITIES. Mitchell Hutchins uses its proprietary Factor Valuation Model to identify stocks providing a combination of value and price momentum. The Model screens a universe of small-to large-capitalization companies from ten different business sectors to identify undervalued companies with strong earnings momentum that rank well in three measures:


     --VALUE: projected dividends, cash flow, earnings and book value;

     --MOMENTUM: earnings and price to identify companies that could surprise on the upside; and

     --ECONOMIC SENSITIVITY: to forecast how different equity securities and industries may perform under various economic scenarios.


The equity securities ranking in the top 20% of the Factor Valuation Model's universe are screened twice a month. Then the portfolio managers take a closer look at those equity securities that rank higher based on value and momentum. Mitchell Hutchins applies traditional analysis and may speak to the management of these companies, as well as to the management of their competitors.



o BONDS. Mitchell Hutchins selects these securities based on its analysis of their duration and risk structures (comparing yields on U.S. Treasury securities to yields on riskier types of debt securities).


o MONEY MARKET INSTRUMENTS. Mitchell Hutchins' decision to use these securities is based on its judgment of how they can further the Fund's investment objective.


Mitchell Hutchins may make changes to its investment models over time.



As of August 31, 1998, the Fund's net assets were allocated as follows: equity securities, 50%; bonds, 44%; and cash and cash equivalents (including other assets net of liabilities), 6%. At February 28, 1998, the net asset allocations were: equity securities, 68%; bonds, 25%; and cash and cash equivalents (including other assets net of liabilities), 7%.


TACTICAL ALLOCATION FUND


Mitchell Hutchins allocates Tactical Allocation Fund's assets between stocks and either bonds or cash, determined by the Tactical Allocation Model's quantitative assessment of the projected rates of return of each asset class. The Model embraces the concept that incremental return to the S&P 500 Index can be achieved through the tactical allocation of portfolio assets across three main asset classes--stocks, bonds and cash. This systematic approach to investing in stocks attempts to shift the asset mix in anticipation of, not in response to, changing market trends. The emphasis of the Model is to avoid or reduce exposure to the stock market during down cycles and to track the S&P 500 Index in periods of strongly positive market performance. In contrast to a typical S&P 500 Index fund that maintains a 100% allocation to the Index at all times, the Fund is designed to take a more defensive posture when the Tactical Allocation Model signals a potential bear market or a prolonged or significant downturn in stock prices.


The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium ("ERP"). The Model projects the stock market's expected ERP based on several factors including:

o current prices of stocks and their expected future dividends; and

o yield-to-maturity of the one-year U.S. Treasury bill.

When the stock market's ERP is high, the Tactical Allocation Model signals the Fund to invest 100% in stocks. Conversely, when the ERP decreases below

                               -----------------
                               Prospectus Page 8

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

certain threshold levels, the Model signals the Fund to reduce its exposure to stocks. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the Fund's assets. The Model will recommend either bonds (five-year U.S. Treasury notes) or cash (30-day U.S. Treasury bills), but not both. To make this determination, the Model calculates the risk premium available for the notes. This "bond risk premium" ("BRP") is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year U.S. Treasury bill.


Asset reallocations are made on the first business day of each month. In addition to any reallocation of assets dictated by the Tactical Allocation Model, any material amounts resulting from appreciation or receipt of dividends, other distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to re-establish the Model's recommended asset allocation mix. Mitchell Hutchins may make changes to the Model over time.



The Fund deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay Fund operating expenses, dividends and other distributions on its shares and to meet anticipated sales of shares by Fund investors.



As a result, even if the Tactical Allocation Model does not recommend an allocation to cash, the Fund still may hold cash.



As of August 31, 1998 and February 28, 1998, 100% of the Fund's assets were allocated to stocks.



  SIGNIFICANT DIFFERENCES BETWEEN BALANCED FUND AND TACTICAL ALLOCATION FUND



                                              BALANCED FUND                          TACTICAL ALLOCATION FUND
                                              -------------                          ------------------------
 Investment Objective          High total return with low volatility.       Total return, consisting of long-term
                                                                            capital appreciation and current income.

 Asset Allocation Decision     Assets may be reallocated at any time,       Assets may be reallocated only on the first
                               based on Mitchell Hutchins' fundamental      business day of each month based on the
                               valuations for each asset class using its    Mitchell Hutchins' Tactical Allocation
                               consensus forecast for certain economic      Model.
                               variables.

 Asset Mix                     Fixed income allocation (bonds and cash):    Tactical Allocation Model signals a stock
                               at least 25% at all times, which should      segment of 100%, 75%, 50%, 25% or 0% and
                               result in lower volatility for the Fund      selects bonds or cash for the balance, if
                               relative to a fund that invests solely in    any.
                               equity securities.

 Stock Selection               Discretionary, based on the Mitchell         When there is a stock allocation, invests
                               Hutchins Factor Valuation Model, which       in about 465 of the 500 common stocks that
                               evaluates companies' potential for rapid     make up the S&P 500 Index.
                               earnings growth.

 Fixed Income Selection        Discretionary, may select from broad range   When there is a bond allocation, five- year
                               of debt securities with government or        U.S. Treasury notes. When there is a cash
                               private issuers.                             allocation, 30-day U.S. Treasury bills.


                               -----------------
                               Prospectus Page 9

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------


These charts show the calendar year total returns for the Funds. Sales charges have not been deducted from total returns for Class A, B and C shares. Returns would be lower if sales charges were deducted. Average annual returns, both before and after deducting the maximum sales charges, are shown below in the tables that follow the performance charts. Past results are not a guarantee of future results. Balanced Fund had no Class Y shares outstanding during the calendar years shown.




BALANCED FUND


                1988       1989        1990         1991        1992         1993        1994         1995        1996        1997
                ----       ----        ----         ----        ----         ----        ----         ----        ----        ----
Class A                                            11.53%       5.18%       15.63%      -9.88%       23.13%      14.74%      24.57%
Class B        11.34%     10.84%       1.95%       18.52%       4.46%       14.66%     -10.51%       22.23%      13.81%      23.63%
Class C                                                         5.08%       14.79%     -10.48%       22.15%      13.86%      23.61%


The 1991 return for Class A shares represents the period from inception on July 1, 1991 through December 31, 1991.
The 1992 return for Class C shares represents the period from inception on July 2, 1992 through December 31, 1992.




AVERAGE ANNUAL RETURNS
As of August 31, 1998
                                      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS Y SHARES
                                      --------------    --------------    --------------    --------------
Inception Date.....................       7/1/91           12/12/86           7/2/92            3/26/98

ONE YEAR
  Before deducting maximum sales
     charges.......................         4.69 %             3.87 %           3.89%               N/A
  After deducting maximum sales
     charges.......................        (0.03)%            (0.64)%           2.99%               N/A

FIVE YEARS
  Before deducting maximum sales
     charges.......................        10.93 %            10.12 %          10.11%               N/A
  After deducting maximum sales
     charges.......................         9.92 %             9.86 %          10.11%               N/A

TEN YEARS OR LIFE OF CLASS
  Before deducting maximum sales
     charges.......................        11.23%             10.22%           10.42%            (9.41)%
  After deducting maximum sales
     charges.......................        10.52%             10.22%           10.42%            (9.41)%


                               -----------------
                               Prospectus Page 10

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

TACTICAL ALLOCATION FUND

Year                Class A          Class B          Class C          Class Y
----                -------         --------          -------          -------

7/22/92-12/31/92      0.00 %          0.00%             6.67 %           0.00 %

1993                  6.48 %          0.00%             7.64 %           6.65 %

1994                 (0.59)%          0.00%            (1.28)%          (0.28)%

1995                 35.12 %          0.00%            34.09 %          35.48 %

1996                 21.53 %         18.06%            20.66 %          21.79 %

1997                 32.00 %         31.05%            31.01 %          32.39 %

The 1993 returns for Class A shares and Class Y shares represent the period from inception on May 10, 1993 through December 31, 1993. The 1996 return for
Class B shares represents the period from inception on January 30, 1996 through December 31, 1996. The 1992 return for Class C shares represents the period from inception on July 22, 1992 through December 31, 1992. Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.



AVERAGE ANNUAL RETURNS
As of August 31, 1998
                                      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS Y SHARES
                                      --------------    --------------    ---------------   --------------
Inception Date.....................       5/10/93           1/30/96           7/22/92           5/10/93

ONE YEAR
  Before deducting maximum sales
     charges.......................          7.31%             6.49%             6.49%             7.62%
  After deducting maximum sales
     charges.......................          2.47%             1.49%             5.49%             7.62%

FIVE YEARS
  Before deducting maximum sales
     charges.......................         16.70%              N/A             15.84%            17.00%
  After deducting maximum sales
     charges.......................         15.62%              N/A             15.84%            17.00%
LIFE
  Before deducting maximum sales
     charges.......................         16.75%            17.76%            15.17%            17.06%
  After deducting maximum sales
     charges.......................         15.74%            16.86%            15.17%            17.06%


                               -----------------
                               Prospectus Page 11

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

PERFORMANCE INFORMATION


The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized returns show the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-to-year returns fluctuate and may be higher or lower than standardized return. Standardized returns for Class A shares reflect deduction of the Funds' maximum initial sales charge of 4.5% at the time of purchase, and standardized returns for Class B and Class C shares of the Funds reflect deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Fund or class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as "Life". Total return calculations assume reinvestment of dividends and other distributions.



The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-to-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.


Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

                               -----------------
                               Prospectus Page 12

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                            THE FUNDS' INVESTMENTS

--------------------------------------------------------------------------------

BALANCED FUND


EQUITY SECURITIES include common stocks, most preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.



Preferred stock has certain fixed income features, similar to a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, which are convertible into common stock, of the same or a different issuer, within a particular period of time at a specified price or formula.



BONDS are fixed or variable rate debt obligations, including notes, debentures and similar instruments and securities. Mortgage and asset-backed and income producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Corporations, governments and other issuers utilize bonds as a way to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed at or before maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.



U.S. GOVERNMENT BONDS include direct obligations of the U.S. government (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities. U.S. government bonds include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government bonds may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer, such as the Resolution Funding Corporation, the Student Loan Marketing Association ("Sallie Mae"), the Federal Home Loan Banks and the Tennessee Valley Authority.



CORPORATE BONDS are bonds issued by corporations, banks, partnerships, trusts or other non-governmental entities.



MORTGAGE AND ASSET-BACKED SECURITIES are bonds backed by specific types of assets. Mortgage-backed securities represent a direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Fannie Mae (also known as the Federal National Mortgage Association) or other government sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate. Mortgage-backed securities may be composed of one or more classes and may be structured as either pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks; and evaluating them requires special knowledge.



When interest rates go down and property owners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.



Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.



ZERO COUPON BONDS are securities that make no periodic interest payments but instead are sold at a deep discount from their face value. The buyer of these bonds receives a rate of return by the gradual appreciation of the security, which results from the


                               -----------------
                               Prospectus Page 13

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund



fact that it will be paid at face value on a specified maturity date. There are many kinds of zero coupon bonds. Some are issued in zero-coupon form, including stripped U.S. government securities issued through the U.S. Treasury. Others are created by brokerage firms that strip (separate) the coupons (unmatured interest payments) from interest-paying bonds and sell the principal and the coupons separately. Balanced Fund may invest in other securities with original issue discount ("OID"), a term that means the securities are issued at a price lower than their value at maturity even though the securities also may make periodic cash payments. OID securities are more sensitive to changes in interest rates than securities that pay interest in cash.



MONEY MARKET SECURITIES in which Balanced Fund may invest include:


o U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities;

o Obligations of U.S. banks (including certificates of deposit and bankers' acceptances) with total assets in excess of $1.5 billion at the time of purchase;

o Interest-bearing savings deposits in U.S. commercial and savings banks with principal amounts that are fully insured by the Federal Deposit Insurance Corporation (the aggregate amount of these deposits may not exceed 5% of the value of the Fund's assets);

o Commercial paper and other short-term corporate obligations; and

o Variable and floating-rate securities and repurchase agreements.


In addition, Balanced Fund may hold cash and may invest in participation interests in the money market securities mentioned above without limitation. These participation interests are the interests of securities held by others on a pro-rata basis.


TACTICAL ALLOCATION FUND


STOCK PORTION. In its stock portion, Tactical Allocation Fund attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index by investing in approximately 465 of the 500 common stocks included in that Index. The S&P 500 Index, which is chosen by S&P on a statistical basis and may change from time to time, emphasizes large capitalization stocks and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representative of stocks in a particular industry sector. The Fund attempts to achieve a correlation between the performance of the stock portion and that of the S&P 500 Index of at least 0.95, before the deduction of operating expenses (a correlation of 1.00 would be perfect, which would mean that the net asset value of the stock portion increased or decreased in exactly the same proportion as changes in the Index).



BOND PORTION. In its bond portion, Tactical Allocation Fund invests in U.S. Treasury notes having five years remaining to maturity at the beginning of the then-current calendar year or, if those instruments are unavailable at favorable prices, in U.S. Treasury notes with remaining maturities as close as possible to five years. The Fund does not invest in bonds and cash simultaneously, except as noted below.



CASH PORTION. In its cash portion, Tactical Allocation Fund invests in U.S. Treasury bills with remaining maturities of 30 days or, if those instruments are unavailable at favorable prices, in U.S. Treasury bills with remaining maturities as close as possible to 30 days. Limited amounts of the Fund's assets are normally invested in cash, generally to pay expenses.


RISKS


Following is a discussion of risks that are common to both Funds:


EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.


BONDS. Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and bonds prices will fall, lowering the value of the Funds' bond investments. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds. See "Duration."



Credit risk is the risk that the issuer or guarantor may be unable to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.


FOREIGN SECURITIES. Balanced Fund may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. Because the S&P 500 Index can include common stocks of foreign

                               -----------------
                               Prospectus Page 14

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

issuers, Tactical Allocation Fund is also subject to certain risks associated with investments in U.S. dollar-denominated securities of foreign issuers.

Investing in securities of foreign companies can involve more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In general, less information may be available about foreign companies than about U.S. companies, and they are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.


DERIVATIVES. Some of the instruments in which the Funds may invest may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, swaps and similar instruments. There is only limited consensus as to what constitutes a "derivative" security. However, in Mitchell Hutchins' view, derivative securities also include "stripped" securities and specially structured types of mortgage-and asset-backed securities, such as interest only and principal only classes of securities. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins takes these risks into account in its management of the Funds.



COUNTERPARTIES. The Funds may be exposed to the risk of financial failure or insolvency of a counterparty. To help lessen those risks, Mitchell Hutchins, subject to the supervision of the board of each Fund, monitors and evaluates the creditworthiness of the counterparties with which each Fund does business.



YEAR 2000 RISKS. Like other mutual funds, and other financial and business organizations around the world, each of the Funds could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other, major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.



Similarly, the companies in which the Funds invest and trading systems used by the Funds could be adversely affected by the Year 2000 Issue. The ability of a company or trading system to respond successfully to the Year 2000 Issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact.




BALANCED FUND--ADDITIONAL RISKS



In addition to the general risks, investments in Balanced Fund are subject to the following risks:



BOND RATINGS. Balanced Fund invests in a broad range of investment grade bonds. Investment grade quality means that the securities are rated within the four highest categories by a rating agency such as S&P or Moody's. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds.



Balanced Fund may invest up to 10% of its total assets in bonds and other securities (including convertible securities) rated below investment grade, that is, below BBB by S&P or Baa by Moody's, but no lower than B by S&P or Moody's. Bonds rated below investment grade generally offer a higher current yield than that available for higher grade issues, but they involve higher risks. They are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. These securities, commonly referred to as "junk bonds," are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The Fund's policy of investing a portion of its assets in lower rated securities thus entails greater risks than those associated with investment in higher rated securities.


Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the volatility of the bond's value or its liquidity and do not guarantee the performance of the issuer. The rating agencies also may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be

                               -----------------
                               Prospectus Page 15

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

better or worse than the rating indicates. There is a risk that rating agencies will downgrade bonds.


RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of the mortgage-and asset-backed securities in which Balanced Fund may invest differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other fixed income securities from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.



The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.



Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or is considered to be of the highest credit quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.



The value and liquidity of many mortgage-backed securities declined sharply in the recent past due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities in which the Fund may invest, including IO and PO classes of mortgage-backed securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins seeks to manage the Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objective. If market interest rates or other factors that affect the volatility of securities held by the Fund change in ways that Mitchell Hutchins does not anticipate, the Fund's ability to meet its investment objective may be reduced.



RISKS OF ZERO COUPON AND OID BONDS. Zero coupon bonds pay no interest to holders prior to maturity. Accordingly, they are generally more sensitive to changes in interest rates than other bonds. This means that when interest rates fall, the value of zero coupon bonds rises more rapidly than bonds paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. A portion of the OID on the zero coupon bonds must be included in Balanced Fund's income each year. This also is true for other OID bonds. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid a federal excise tax (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These


                               -----------------
                               Prospectus Page 16

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.



Zero coupon bonds and OID bonds usually trade at a discount from their face or par value. These securities are subject to greater fluctuations of market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.


DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins in selecting bonds for Balanced Fund's portfolio.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bonds, expected to be made, and weighs them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity.


Duration allows Mitchell Hutchins to make certain predictions as to the effect that changes in the level of interest rates will have on the value of Balanced Fund's portfolio. Various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than expected. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility.



LIMITS OF ASSET ALLOCATION STRATEGIES. Although each Fund seeks total return, consisting of both long-term capital appreciation and current income, a Fund may not achieve as high a level of either capital appreciation or current income as a fund that has only one of these objectives as its primary objective.



TACTICAL ALLOCATION
FUND--ADDITIONAL RISKS



In addition to the general risks, investments in Tactical Allocation Fund are subject to the following risks:



ASSET ALLOCATION STRATEGY AND INDEX INVESTING. The Fund is also subject to the risk that the Tactical Allocation Model may not correctly predict the appropriate times to shift the Fund's assets from one type of investment to another. Also, in the event the Tactical Allocation Model recommends frequent or significant shifts in the Fund's asset allocation mix, at a time when there are large amounts of unrealized capital gains, the Fund could potentially realize substantial capital gains. Realization of any such capital gains by the Fund would normally increase the amount of taxable distributions to shareholders in that fiscal year.



While Tactical Allocation Fund's stock portion attempts to duplicate, before deduction of operating expenses, the investment results of the S&P 500 Index, the investment results of the stock portion generally are not identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from shareholder purchases and sales of shares that occur daily, as well as from expenses borne by the Fund.


INVESTMENT TECHNIQUES AND STRATEGIES


STRATEGIES USING DERIVATIVE INSTRUMENTS. Each Fund may use derivative instruments, including options (on securities, futures and indices) and futures contracts (on stock indices and debt securities) in strategies intended to reduce the overall risk of its investments ("hedge") or to enhance income or return (including adjusting a Fund's exposure to different asset classes or to maintain an exposure to stocks or bonds while maintaining a cash balance for Fund management purposes, such as to provide liquidity to meet anticipated sales by shareholders and for Fund operating expenses). Use of these derivative instruments solely to enhance income or return may be considered a form of speculation. New financial products and risk management techniques continue to be developed and may be used if consistent with the Funds' investment objectives and policies. Balanced Fund also may enter into interest rate swaps and similar contracts to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Statement of Additional Information contains further information on these strategies.



The Funds might not use any derivative instruments or strategies, and there can be no assurance that any strategy will succeed. If Mitchell Hutchins is incorrect in its judgment on interest rates, market values or other economic factors in using a derivative


                               -----------------
                               Prospectus Page 17

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


instrument or strategy, a Fund might have lower net income and a net loss on the investment. Each strategy involves certain risks, which include:


o the fact that the skills needed to use derivative instruments are different from those needed to select securities for the Funds,


o the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments used in hedging strategies and price movements of the securities being hedged,



o possible constraints on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities, and


o the possibility that a Fund is unable to close out or liquidate its position.

PORTFOLIO TURNOVER. Each Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate for a Fund (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by that Fund, and may increase the potential for short-term capital gains.


ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. These include repurchase agreements maturing in more than seven days, certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Funds do not consider securities that are eligible for resale under SEC Rule 144A to be illiquid if Mitchell Hutchins has determined them to be liquid, based upon the trading markets for the securities under procedures approved by the Funds' boards. Investing in 144A securities could have the effect of increasing the level of illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The lack of a liquid secondary market for illiquid securities may make it more difficult for a Fund to assign a value to those securities for purposes of calculating its net asset value.



LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Lending securities enables the Funds to earn additional income, but could result in a loss or delay in recovering these securities.



REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell the securities to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through a regular custodian of through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.



Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds), may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.



OTHER INFORMATION. Each Fund may purchase securities on a "when-issued" or delayed-delivery basis. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, it immediately assumes the risks of ownership, including the risk of price fluctuation. Each Fund may borrow money for temporary or emergency purposes, but not in excess of 10% (Balanced Fund) or 20% (Tactical Allocation Fund) of its total assets, including (in the case of Balanced Fund) reverse repurchase agreements up to an aggregate value of 5% of its net assets.


                               -----------------
                               Prospectus Page 18

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                       FLEXIBLE  PRICING(Service Mark)

--------------------------------------------------------------------------------


Each Fund offers through this Prospectus four classes of shares that differ in terms of sales charges and expenses. An eligible investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment.


CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' transfer agent ("Transfer Agent") receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than those of Class B and Class C shares. Class A shares sales charges are calculated as follows:

                                         SALES CHARGE AS A PERCENTAGE OF:           DISCOUNT TO SELECTED
                                     ----------------------------------------       DEALERS AS PERCENTAGE OF
AMOUNT OF INVESTMENT                 OFFERING PRICE       NET AMOUNT INVESTED       OFFERING PRICE
-----------------------------------  --------------       -------------------       ------------------------
Less than $50,000..................       4.50%                   4.71%                       4.25%
$50,000 to $99,999.................       4.00                    4.17                        3.75
$100,000 to $249,999...............       3.50                    3.63                        3.25
$250,000 to $499,999...............       2.50                    2.56                        2.25
$500,000 to $999,999...............       1.75                    1.78                        1.50
$1,000,000 and over (1)............       None                    None                        1.00(2)

------------------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may withdraw no more than 12% of the value of the Fund account under the Plan in the first year after purchase.

(2) Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS & WAIVERS

Investors purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the chart above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

o their spouses, parents or children under age 21;

o their Individual Retirement Accounts (IRAs);
o certain employee benefit plans, including 401(k) plans;

o any company controlled by the investor;

o trusts created by the investor;

o Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of individuals for the benefit of the investors' children; or

o accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

o is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

o is the spouse, parent or child of any of the above;

o buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

     o was the investment executive's client at the competing brokerage firm;

     o within 90 days of buying Class A shares in this Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a

                               -----------------
                               Prospectus Page 19

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

       contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

     o the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

o is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

o is an employer establishing an employee benefit plan qualified under section 401, including a salary reduction plan qualified under section 401(k), or section 403(b) of the Internal Revenue Code ("Code") (each a "qualified plan"). (This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, the plan must have 50 or more eligible employees and at least $1 million in plan assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;


o is a participant in the PaineWebber Members Only Program(Trademark). For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;


o is a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

o acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;


o acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund; or



o acquires Class A shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.


For more information on how to get any reduced sales charge, investors should contact a PaineWebber investment executive or a correspondent firm or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these sales charge reductions or waivers.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the offering price (net asset value of the shares at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

                                        PERCENTAGE BY WHICH
                                          THE SHARES' NET
                                               ASSET
                                              VALUE IS
IF THE INVESTOR SELLS SHARES WITHIN:         MULTIPLIED:
-------------------------------------   -------------------
1st year of purchase.................              5%
2nd year of purchase.................              4
3rd year of purchase.................              3
4th year of purchase.................              2
5th year of purchase.................              2
6th year of purchase.................              1
7th year of purchase.................           None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other

                               -----------------
                               Prospectus Page 20

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming they are selling:

o First, Class B shares owned through reinvested dividends and capital gain distributions; and

o Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:

o sales of shares under a Fund's "Systematic Withdrawal Plan" (investors may withdraw annually no more than 12% of the value of the Fund account under the
  Plan);

o a distribution from an IRA, a self-employed individual retirement plan
  ("Keogh Plan ") or a custodial account under section 403(b) of the Code (after the investor reaches age 591/2);

o a tax-free return of an excess IRA contribution;

o a tax-qualified retirement plan distribution following retirement; or

o Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

Investors must provide satisfactory information to PaineWebber or the Funds if they seek any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class C shares, 100% of their purchase is immediately invested. Class C shares never convert to any other class of shares.

A contingent deferred sales charge of 1% of the offering price (net asset value of at the time of purchase) or net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on the Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gains are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan also are not subject to this charge. However, investors may withdraw no more than 12% of the value of the Fund account under the Plan in the first year after purchase.

CLASS Y SHARES

HOW PRICE IS CALCULATED: Eligible investors may purchase Class Y shares at the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to 12b-1 distribution or service fees.

LIMITED GROUP OF INVESTORS. Only the following investors are eligible to buy Class Y shares:


o a participant in the PW Programs listed below when Class Y shares are purchased through that PW Program;



o an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing(Service Mark) System;



o a qualified plan that has either

    5,000 or more eligible employees or

    $50 million or more in assets;



o an investment company advised by PaineWebber or an affiliate of PaineWebber;
  and



o for Tactical Allocation Fund, the trustee of the PaineWebber 401(k) Plus Plan ("PW 401(k) Plan"), formerly known as PaineWebber Savings Investment Plan ("PW SIP")


PACE MULTI-ADVISOR PROGRAM. An investor who participates in PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by

                               -----------------
                               Prospectus Page 21

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.


Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available to the PACE Multi-Advisor Program.


PURCHASES BY THE TRUSTEE OF THE
PW 401(K) PLAN



The Class Y shares of Tactical Allocation Fund also are offered for sale to the trustee of the PW 401(k) Plan, a defined contribution plan sponsored by Paine Webber Group Inc. ("PW Group"). The trustee of the PW 401(k) Plan purchases and sells Class Y shares to implement the investment choices of individual plan participants with respect to their PW 401(k) Plan contributions. Individual plan participants should consult the Summary Plan Description and other plan material of the PW 401(k) Plan (collectively, the "Plan Documents") for a description of the procedures and limitations applicable to making and changing investment choices.


Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-PWebber
(1-999-793-2237).


As described in the Plan Documents, the average net asset value per share at which Class Y shares of Tactical Allocation Fund are purchased or sold by the trustee of the PW 401(k) Plan for the accounts of individual participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the PW 401(k) Plan.


--------------------------------------------------------------------------------
                              HOW TO BUY SHARES
--------------------------------------------------------------------------------


Prices are calculated for each class of a Fund's shares once each Business Day, normally at the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., Eastern time). Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. A "Business Day" is any day, Monday through Friday, on which the NYSE is open for business.


The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or an individual Fund that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application, which can be obtained by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

New investors to PaineWebber may complete and sign an account application and mail it along with a check. Investors also may open an account in person.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

o mail an application with a check; or

o open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Fund.

                               -----------------
                               Prospectus Page 22

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

MINIMUM INVESTMENTS

To open an account.................   $1,000
To add to an account...............   $  100

A Fund may waive or reduce these minimums for:

o employees of PaineWebber or its affiliates;


o participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan; or



o transactions in Class A and Class Y shares made in certain investment programs.


HOW TO EXCHANGE SHARES


As shareholders, investors have the privilege of exchanging Class A, B and C shares for the same class of most other PaineWebber mutual fund shares. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange. Class Y shares are not exchangeable.


Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

o Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

o Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to the Transfer Agent. The letter of instruction must include:

o the investor's name and address;

o the Fund's name;

o the Fund account number;

o the dollar amount or number of shares to be sold; and


o a guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.


The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.


No contingent deferred sales charge is imposed when Class A, B or C shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. A Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the acquired shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this Prospectus for a listing of other PaineWebber mutual funds.


--------------------------------------------------------------------------------
                              HOW TO SELL SHARES
--------------------------------------------------------------------------------


Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received and accepted (less any applicable contingent deferred sales charge). Share prices are normally calculated at the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time). Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day.


Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, then Class B and last, Class Y.

If a shareholder wants to sell shares which were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.


Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through the Transfer Agent, may


                               -----------------
                               Prospectus Page 23

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

sell shares by writing a "letter of instruction," as detailed in "How to Exchange Shares."

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all of its shares in any shareholder account with a net asset value of less than $500. If a Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. A Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

SALES BY PARTICIPANTS IN PW SIP


The trustee of the PW 401(k) Plan sells Class Y shares of Tactical Allocation Fund to implement the investment choices of individual plan participants with respect to their PW 401(k) Plan contributions, as described in the Plan Documents referenced under "Flexible Pricing" above. The price at which Class Y shares are sold by the trustee of the PW 401(k) Plan might be more or less than the price per share at the time the participants made their investment choices.


REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

--------------------------------------------------------------------------------
                                OTHER SERVICES
--------------------------------------------------------------------------------

Investors should consult their investment executive at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Funds' Class A, B and C shares.

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan Service with a minimum initial investment of $1,000 through which the Funds will, on a monthly, quarterly, semiannual or annual basis, deduct $50 or more from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December), or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

o CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.


o CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly, semiannual and annual withdrawals of $200, $400, $600 and $800, respectively.


Withdrawals under the Systematic Withdrawal Plan are not subject to a contingent deferred sales charge. Investors may withdraw no more than 12% of the value of the Fund account when the investor signed up for the Plan (for Class B shares annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-Directed IRAs are available through PaineWebber in which purchases of PaineWebber funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of a Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

                               -----------------
                               Prospectus Page 24

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                                   MANAGEMENT

--------------------------------------------------------------------------------

Balanced Fund is a series of PaineWebber Master Series, Inc. ("Corporation") and Tactical Allocation Fund is a series of PaineWebber Investment Trust ("Trust"). The board of directors of the Corporation and the board of trustees of the Trust (each a "board") oversee the Funds' operations and, as part of this overall management responsibility, oversee various organizations responsible for the day-to-day management of each Fund. Each board has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board).

In accordance with procedures adopted by each board, brokerage transactions for the Funds may be conducted through PaineWebber or its affiliates and the Funds may pay fees to PaineWebber for its services as lending agent in their portfolio securities lending programs.


Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.


ABOUT THE INVESTMENT ADVISER


Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On October 31, 1998, Mitchell Hutchins was
adviser or sub-adviser of       investment companies with 73 separate portfolios
and aggregate assets of approximately $41.2 billion.


As investment adviser and administrator for Balanced Fund and Tactical Allocation Fund, Mitchell Hutchins makes and implements all investment decisions and supervises all aspects of each Fund's operations.

T. Kirkham Barneby is responsible for the asset allocation decisions for both Balanced Fund and Tactical Allocation Fund. He has been responsible for the day-to-day management of Tactical Allocation Fund since February 1995.
Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

Mark A. Tincher is responsible for the day-to-day management of the equity portion of Balanced Fund. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. From March 1988 to March 1995, Mr. Tincher worked for Chase Manhattan Private Bank where he was a vice president. Mr. Tincher directed the U.S. funds management and equity research area at Chase and oversaw the management of all Chase U.S. equity funds (the Vista Funds and Trust Investment Funds).

Dennis L. McCauley is responsible for the day-to-day management of the debt securities portion of Balanced Fund. Mr. McCauley is a managing director and chief investment officer of fixed income investments of Mitchell Hutchins, responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the retirement fund investment committee.


Nirmal Singh and Craig M. Varrelman, CFA, assist Mr. McCauley in managing Balanced Fund's debt securities. Mr. Singh and Mr. Varrelman are both senior vice presidents of Mitchell Hutchins. Mr. Singh has been with Mitchell Hutchins since September 1993. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988 and manages fixed income portfolios with an emphasis on U.S. government securities.


Susan Ryan is responsible for the day-to-day management of the portion of Balanced Fund's assets invested in money market instruments. Ms. Ryan has been with Mitchell Hutchins since 1982 and is a senior vice president of Mitchell Hutchins.

Each of these managers first assumed responsibilities with respect to Balanced Fund in August 1995.

Other members of Mitchell Hutchins' domestic equity and domestic fixed income investments groups provide

                               -----------------
                               Prospectus Page 25

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

input on market outlook, interest rate forecasts, investment research and other considerations pertaining to each Fund's investments.



MANAGEMENT FEES & OTHER EXPENSES



Each Fund pays Mitchell Hutchins a monthly fee for its services. Under advisory contracts, Balanced Fund pays a monthly fee at an annual rate of 0.75% of average daily net assets up to $500 million. This fee is reduced to 0.725% of assets from $500 million to $1 billion, with further breakpoints as assets increase. Tactical Allocation Fund pays a monthly fee at the annual rate of 0.50% of average daily net assets up to $250 million, and 0.45% of average daily net assets over $250 million. For the fiscal year ended August 31, 1998, Balanced Fund paid advisory fees to Mitchell Hutchins at the annual rate of 0.75% of its average daily net assets and Tactical Allocation Fund paid advisory fees to Mitchell Hutchins at the effective annual rate of 0.46% of its average daily net assets.


DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Funds' Class Y shares. Under distribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins:

o Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

o Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B shares and Class C Shares.

Under the Plans, Mitchell Hutchins primarily uses the service fees to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund's Class A, Class B and Class C shares by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

o Offset the commissions it pays to PaineWebber for selling each Fund's Class B and Class C shares, respectively.

o Offset each Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are purchased by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from either Fund or investors at the time Class B or C shares are purchased.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for Class A, Class B and Class C shares ("Distribution Contracts") specify that each Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Funds. Annually, the board of each Fund reviews each Plan and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

                               -----------------
                               Prospectus Page 26

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                   DETERMINING THE SHARES' NET ASSET VALUE

--------------------------------------------------------------------------------


The net asset value of a Fund's shares fluctuates and is determined separately for each class, normally as of the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.



If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, and trading on the NYSE will not resume again that day, the Funds' net asset value per share will be calculated at the time trading was halted.


Each Fund values its assets based on their current market value when market quotations are readily available. If market quotations are not readily available, assets are valued at fair value as determined in good faith by or under the direction of its board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless its board determines that this does not represent fair value. It should be recognized that judgment plays a greater role in valuing lower-rated corporate bonds because there is less reliable, objective data available.

--------------------------------------------------------------------------------
                              DIVIDENDS & TAXES
--------------------------------------------------------------------------------

DIVIDENDS

Balanced Fund pays dividends semiannually from its net investment income and also may distribute net short-term capital gain, if any, with a periodic dividend. While Balanced Fund will not declare any distribution in excess of the amount of its net investment income and net short-term capital gain available at the time of declaration, it is possible that net capital losses sustained after the declaration of a distribution including net short-term capital gain could convert a portion of such a distribution to a non-taxable return of capital. Tactical Allocation Fund pays an annual dividend from its net investment income and net short-term capital gain, if any. Net investment income includes dividend income, accrued interest and discount, less amortization of premium and accrued expenses. Substantially all of each Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, and any undistributed net short-term capital gain, is distributed at least annually. Each Fund may make additional distributions if necessary to avoid income or excise taxes.

Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on Class A, B and C shares of a Fund are expected to be lower than those on its Class Y shares because the other shares have higher expenses resulting from their service fees, and, in the case of Class B and Class C shares, their distribution fees. Dividends on Class B and Class C shares of a Fund are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. See "General Information."


A Fund's dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to them by check or credited to their PaineWebber accounts, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application. For PW 401(k) Plan participants, Tactical Allocation Fund's Class Y dividends and other distributions are paid in additional Class Y shares at net asset value unless the Transfer Agent is instructed otherwise.


TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will not have to pay federal income tax on the part of its investment company taxable income (generally consisting of net investment income and net short-term capital gain) and net capital gain that it distributes to its shareholders.

                               -----------------
                               Prospectus Page 27

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund


Dividends from each Fund's investment company taxable income (whether paid in cash or in additional Fund shares) generally are taxable to its shareholders as ordinary income. Distributions of each Fund's net capital gain (whether paid in cash or in additional Fund shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997, as modified by recent legislation, the maximum tax rate applicable to a non-corporate taxpayer's net capital gain recognized on capital assets held for more than one year is 20% (10% for taxpayers in the 15% marginal tax bracket). In the case of regulated investment companies such as the Funds, the relevant holding period is determined by how long the Fund has held the portfolio securities on which the gain was realized, not by how long the shareholders have held their Fund shares.


Shareholders not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.

YEAR-END TAX REPORTING


Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and any portion of those dividends that qualifies for special treatment.



BACKUP WITHHOLDING


Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

TAX ON THE SALE OR EXCHANGE OF FUND SHARES

A shareholder's sale (redemption) of Fund shares may result in a taxable gain or loss. This depends upon whether the shareholder receives more or less than the adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of a Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES FOR CLASS A SHAREHOLDERS


Special tax rules apply when a shareholder sells (redeems) or exchanges Class A shares within 90 days of purchase and subsequently purchases Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss thereon would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.


No gain or loss will be recognized to a shareholder as a result of conversion of Class B shares into Class A shares.

                                    * * * *


Because the foregoing only summarizes some of the important federal income tax considerations affecting the Funds and their shareholders, please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisers.


--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION

BALANCED FUND

Balanced Fund is a diversified series of the Corporation, an open-end management investment company that was incorporated in Maryland on October 29, 1985. The Corporation has authority to issue 10 billion shares of common stock of separate series, par value $.001 per share; four billion of these shares are classified as shares of Balanced Fund. Shares of one other series have been authorized.

                               -----------------
                               Prospectus Page 28

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

TACTICAL ALLOCATION FUND

Tactical Allocation Fund is a diversified series of the Trust, an open-end management investment company that was formed on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $.001 per share. Shares of one other series have been authorized.

SHARES

The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class represents an identical interest in the respective Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes.


Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on each Fund's Class A, B, C and Y shares will differ.


Although each Fund is offering only its own shares, it is possible that a Fund could become liable for misstatements in the Prospectus about the other Fund. The boards of the Corporation and the Trust have considered this factor in approving the use of a single, combined Prospectus.

VOTING RIGHTS

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation or the Trust may elect all of its board members. The shares of a Fund will be voted together except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to that class. The shares of each series of the Corporation or the Trust will be voted separately, except when an aggregate vote of all the securities is required by law.

SHAREHOLDER MEETING

The Funds do not hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of the Corporation or the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the Corporation's or Trust's outstanding shares.

REPORTS TO SHAREHOLDERS


Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information, which is incorporated herein by reference, is available to shareholders upon request.


CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as the Funds' custodian and recordkeeping agent. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Funds' transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

                               -----------------
                               Prospectus Page 29

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                             FINANCIAL  HIGHLIGHTS

--------------------------------------------------------------------------------

BALANCED FUND


The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, independent accountants, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended
August 31, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table below relating to the fiscal years ended August 31, 1998 and 1997, the period March 1, 1996 through August 31, 1996 and to each of the three years in the period ended February 29, 1996, have been audited by PricewaterhouseCoopers LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. Prior to August 14, 1995, the Fund pursued certain different investment policies; thus, the information shown below for periods prior to that date may not necessarily be indicative of current or future operations.



                                                                            BALANCED FUND
                                 ---------------------------------------------------------------------------------------------------
                                                                               CLASS A
                                 ---------------------------------------------------------------------------------------------------
                                                                                                                         FOR THE
                                                            FOR THE      FOR THE                                         PERIOD
                                   FOR THE YEARS ENDED     SIX MONTHS      YEAR             FOR THE YEARS ENDED          JULY 1,
                                       AUGUST 31,            ENDED        ENDED                 FEBRUARY 28,            1991+ TO
                                 -----------------------   AUGUST 31,   FEBRUARY 29,   ------------------------------   FEBRUARY 29,
                                   1998         1997        1996(2)        1996          1995       1994       1993       1992
                                 ----------   ----------   ----------   ------------   --------   --------   --------   ------------
Net asset value, beginning of
 period........................   $  12.50     $  10.27     $  10.85      $   9.80     $  12.04   $  11.54   $  11.01      $10.09
                                  --------     --------     --------      --------     --------   --------   --------      ------
Net investment income..........       0.23++       0.23++       0.12++        0.27++       0.26       0.22       0.33        0.19
Net realized and unrealized
 gains (losses) from
 investments, futures and
 options.......................       0.31++       2.79++      (0.12)++       1.84++      (1.07)      1.31       0.54        0.96
                                  --------     --------     --------      --------     --------   --------   --------      ------
Net increase (decrease) from
 investment operations.........       0.54         3.02         0.00          2.11        (0.81)      1.53       0.87        1.15
                                  --------     --------     --------      --------     --------   --------   --------      ------
Dividends from net investment
 income........................      (0.22)       (0.24)       (0.10)        (0.31)       (0.23)     (0.25)     (0.34)      (0.23)
Distributions from net realized
 gains from investment
 transactions..................      (1.55)       (0.55)       (0.48)        (0.75)       (1.20)     (0.78)        --          --
                                  --------     --------     --------      --------     --------   --------   --------      ------
Total dividends and other
 distributions to
 shareholders..................      (1.77)       (0.79)       (0.58)        (1.06)       (1.43)     (1.03)     (0.34)      (0.23)
                                  --------     --------     --------      --------     --------   --------   --------      ------
Net asset value, end of
 period........................   $  11.27     $  12.50     $  10.27      $  10.85     $   9.80   $  12.04   $  11.54      $11.01
                                  --------     --------     --------      --------     --------   --------   --------      ------
                                  --------     --------     --------      --------     --------   --------   --------      ------
Total investment return (1) ...       4.69%       30.67%        0.03%        22.08%       (6.02)%    13.57%      8.09%      11.43%
                                  --------     --------     --------      --------     --------   --------   --------      ------
                                  --------     --------     --------      --------     --------   --------   --------      ------
Ratios/Supplemental data:
Net assets, end of period
 (000's).......................   $182,362     $176,403     $157,525      $171,609     $174,761   $216,492   $154,594      $  916
Expenses to average net
 assets........................       1.26%        1.46%        1.34%*        1.29%        1.26%      1.21%      1.18%       1.30%*
Net investment income to
 average
 net assets....................       1.88%        2.02%        2.19%*        2.55%        2.41%      1.74%      2.52%       3.43%*
Portfolio turnover rate........        190%         188%         103%          188%         107%        69%        33%         84%



                                               CLASS B
                                 ------------------------------------
                                                            FOR THE
                                   FOR THE YEARS ENDED     SIX MONTHS
                                       AUGUST 31,            ENDED
                                 -----------------------   AUGUST 31,
                                   1998         1997        1996(2)
                                 ----------   ----------   ----------
Net asset value, beginning of
 period........................   $  12.70     $  10.42     $  11.00
                                  --------     --------     --------
Net investment income..........       0.14++       0.14++       0.08++
Net realized and unrealized
 gains (losses) from
 investments, futures and
 options.......................       0.31++       2.84++      (0.11)++
                                  --------     --------     --------
Net increase (decrease) from
 investment operations.........       0.45         2.98        (0.03)
                                  --------     --------     --------
Dividends from net investment
 income........................      (0.12)       (0.15)       (0.07)
Distributions from net realized
 gains from investment
 transactions..................      (1.55)       (0.55)       (0.48)
                                  --------     --------     --------
Total dividends and other
 distributions to
 shareholders..................      (1.67)       (0.70)       (0.55)
                                  --------     --------     --------
Net asset value, end of
 period........................   $  11.48     $  12.70     $  10.42
                                  --------     --------     --------
                                  --------     --------     --------
Total investment return (1) ...       3.87%       29.70%       (0.30)%
                                  --------     --------     --------
                                  --------     --------     --------
Ratios/Supplemental data:
Net assets, end of period
 (000's).......................   $ 26,425     $ 22,768     $ 22,307
Expenses to average net
 assets........................       2.03%        2.22%        2.09%*
Net investment income to
 average
 net assets....................       1.13%        1.27%        1.43%*
Portfolio turnover rate........        190%         188%         103%


------------------
 * Annualized

 + Commencement of issuance of shares.

 ++ Calculated using the average shares outstanding for the year.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.


(2) Fiscal year changed to August 31.


                               -----------------
                               Prospectus Page 30

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                             FINANCIAL  HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                    ------------------------------------------------------------------------------------------
                                                                             CLASS B
                                    ------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED FEBRUARY 28 OR 29,
                                    ------------------------------------------------------------------------------------------
                                     1996       1995      1994        1993         1992         1991         1990         1989
                                    -------    -------  -------     --------     --------     --------     --------     --------
Net asset value, beginning of
 period........................     $  9.90    $ 12.10  $ 11.56     $  10.99     $  10.21     $   9.86     $   9.92     $  10.18
                                    -------    -------  -------     --------     --------     --------     --------     --------
Net investment income..........        0.19++     0.44     0.26         0.30         0.35         0.59         0.65         0.54
Net realized and unrealized
 gains (losses) from
 investments, futures and
 options.......................        1.86++    (1.32)    1.18         0.48         0.78         0.38         0.10        (0.28)
                                    -------    -------  -------     --------     --------     --------     --------     --------
Net increase (decrease) from
 investment operations.........        2.05      (0.88)    1.44         0.78         1.13         0.97         0.75         0.26
                                    -------    -------  -------     --------     --------     --------     --------     --------
Dividends from net investment
 income........................       (0.20)     (0.12)   (0.12)       (0.21)       (0.35)       (0.62)       (0.70)       (0.52)
Distributions from net realized
 gains from investment
 transactions..................       (0.75)     (1.20)   (0.78)          --           --           --        (0.11)          --
                                    -------    -------  -------     --------     --------     --------     --------     --------
Total dividends and other
 distributions to
 shareholders..................       (0.95)     (1.32)   (0.90)       (0.21)       (0.35)       (0.62)       (0.81)       (0.52)
                                    -------    -------  -------     --------     --------     --------     --------     --------
Net asset value, end of
 period........................     $ 11.00    $  9.90  $ 12.10     $  11.56     $  10.99     $  10.21     $   9.86     $   9.92
                                    -------    -------  -------     --------     --------     --------     --------     --------
                                    -------    -------  -------     --------     --------     --------     --------     --------
Total investment return (1) ...       21.20%     (6.68)%   12.62%       7.25%       11.24%       10.29%        7.53%        2.73%
                                    -------    -------  -------     --------     --------     --------     --------     --------
                                    -------    -------  -------     --------     --------     --------     --------     --------
Ratios/Supplemental data:
Net assets, end of period
 (000's).......................     $26,627    $37,104  $83,178     $160,115     $346,290     $403,557     $557,646     $651,003
Expenses to average net
 assets........................        2.05%      1.98%    2.05%        1.98%        2.02%        1.83%        1.84%        1.94%
Net investment income to
 average
 net assets....................        1.81%      1.60%    1.00%        2.02%        3.25%        5.46%        6.04%        5.37%
Portfolio turnover rate........         188%       107%      69%          33%          84%         169%         327%         159%


                                 -------------------------------------------------------------------------------------------------
                                                                            CLASS C
                                 -------------------------------------------------------------------------------------------------
                                   FOR THE YEARS
                                       ENDED            SIX MONTHS       FOR THE          YEARS ENDED          FOR THE PERIOD
                                     AUGUST 31,           ENDED         YEAR ENDED        FEBRUARY 28,        JULY 2, 1992+ TO
                                 ------------------     AUGUST 31,     FEBRUARY 29,     ---------------          FEBRUARY 28,
                                  1998        1997        1996(2)          1996          1995    1994               1993
                                 -------     ------     ----------     ------------     ------  -------     ----------------------
Net asset value, beginning of
 period........................  $ 12.52     $10.29       $10.88          $ 9.82        $12.03  $ 11.54             $10.86
                                 -------     ------       ------          ------        ------  -------             ------
Net investment income..........     0.14++     0.14++       0.08++          0.19++        0.19      0.14              0.13
Net realized and unrealized
 gains (losses) from
 investments, futures and
 options.......................     0.31++     2.80++      (0.12)++         1.84++       (1.07)    1.30               0.71
                                 -------     ------       ------          ------        ------  -------             ------
Net increase (decrease) from
 investment operations.........     0.45       2.94        (0.04)           2.03         (0.88)    1.44               0.84
                                 -------     ------       ------          ------        ------  -------             ------
Dividends from net investment
 income........................    (0.14)     (0.16)       (0.07)          (0.22)        (0.13)   (0.17)             (0.16)
Distributions from net realized
 gains from investment
 transactions..................    (1.55)     (0.55)       (0.48)          (0.75)        (1.20)   (0.78)                --
                                 -------     ------       ------          ------        ------  -------             ------
Total dividends and other
 distributions to
 shareholders..................    (1.69)     (0.71)       (0.55)          (0.97)        (1.33)   (0.95)             (0.16)
                                 -------     ------       ------          ------        ------  -------             ------
Net asset value, end of
 period........................  $ 11.28     $12.52       $10.29          $10.88        $ 9.82  $ 12.03             $11.54
                                 -------     ------       ------          ------        ------  -------             ------
                                 -------     ------       ------          ------        ------  -------             ------
Total investment return (1) ...     3.89%     29.70%       (0.38)%         21.12%        (6.69)%   12.75%             7.78%
                                 -------     ------       ------          ------        ------  -------             ------
                                 -------     ------       ------          ------        ------  -------             ------
Ratios/Supplemental data:
Net assets, end of period
 (000's).......................  $14,581     $8,736       $6,979          $7,469        $8,525  $12,916             $7,058
Expenses to average net
 assets........................     2.00%      2.21%        2.09%*          2.08%         2.01%    1.96%              1.95%*
Net investment income to
 average
 net assets....................     1.18%      1.27%        1.44%*          1.77%         1.62%    0.97%              1.91%*
Portfolio turnover rate........      190%       188%         103%            188%          107%      69%                33%


                               -----------------
                               Prospectus Page 31

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                             FINANCIAL  HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------





                                                                                                                   BALANCED FUND
                                                                                                               ---------------------
                                                                                                                      CLASS Y
                                                                                                               ---------------------
                                                                                                                   FOR THE PERIOD
                                                                                                                   MARCH 26, 1998+
                                                                                                                       THROUGH
                                                                                                                   AUGUST 31, 1998
                                                                                                               ---------------------
Net asset value, beginning of period....................................................................              $ 12.55
                                                                                                                      -------
Net investment income...................................................................................                 0.11++
Net realized and unrealized gains (losses) from investments, futures and options........................                (1.28)++
                                                                                                                      -------
Net increase (decrease) from investment operations......................................................                (1.17)
                                                                                                                      -------
Dividends from net investment income....................................................................                (0.11)
Distributions from net realized gains from investment transactions......................................                   --
                                                                                                                      -------
Total dividends and other distributions to shareholders.................................................                (0.11)
                                                                                                                      -------
Net asset value, end of period..........................................................................              $ 11.27
                                                                                                                      -------
                                                                                                                      -------
Total investment return (1).............................................................................                (9.41)%
                                                                                                                      -------
                                                                                                                      -------
Ratios/supplemental data:
Net assets, end of period (000's).......................................................................              $   175
Expenses to average net assets..........................................................................                 0.89%*
Net investment income to average net assets.............................................................                 2.48%*
Portfolio turnover rate.................................................................................                  190%


------------------

 * Annualized



 + Commencement of issuance of shares.



 ++ Calculated using the average shares outstanding for the period.



(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if program fees were included. Total investment return for periods of less than one year has not been annualized.


                               -----------------
                               Prospectus Page 32

                         ------------------------------






                      [This page intentionally left blank]





                               -----------------
                               Prospectus Page 33

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                             FINANCIAL  HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

TACTICAL ALLOCATION FUND


The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the tables below relating to each of the four fiscal years in the period ended August 31, 1998 have been audited by Ernst & Young LLP. The financial information for the year ended August 31, 1994 and the prior periods was audited by other auditors, whose report on this data was unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.


                                                                  TACTICAL ALLOCATION FUND
                                          -----------------------------------------------------------------------
                                                                         CLASS A
                                          -----------------------------------------------------------------------
                                                             FOR THE YEARS                        FOR THE PERIOD
                                                                ENDED                             MAY 10, 1993+
                                                              AUGUST 31,                          TO AUGUST 31,
                                          ----------------------------------------------------    ---------------
                                            1998        1997       1996      1995**      1994          1993
                                          --------    --------    -------    -------    ------    ---------------
Net asset value, beginning of period..... $  22.23    $  16.15    $ 14.86    $ 13.78    $13.50        $ 12.90
                                          --------    --------    -------    -------    ------        -------
Net investment income (loss).............     0.15        0.18@      0.18       0.22      0.24           0.08
Net realized and unrealized gains from
 investments.............................     1.47        6.12@      2.31       2.05      0.32           0.59
                                          --------    --------    -------    -------    ------        -------
Net increase from investment
 operations..............................     1.62        6.30       2.49       2.27      0.56           0.67
                                          --------    --------    -------    -------    ------        -------
Dividends from net investment income.....    (0.12)      (0.14)     (0.14)     (0.22)    (0.24)         (0.07)
Distributions from net realized gains
 from investment transactions............    (0.18)      (0.08)     (1.06)     (0.97)    (0.04)            --
                                          --------    --------    -------    -------    ------        -------
Total dividends and other distributions
 to shareholders.........................    (0.30)      (0.22)     (1.20)     (1.19)    (0.28)         (0.07)
                                          --------    --------    -------    -------    ------        -------
Net asset value, end of period........... $  23.55    $  22.23    $ 16.15    $ 14.86    $13.78        $ 13.50
                                          --------    --------    -------    -------    ------        -------
                                          --------    --------    -------    -------    ------        -------
Total investment return(1)...............     7.31%      39.26%     17.35%     18.43%     4.21%          5.17%
                                          --------    --------    -------    -------    ------        -------
                                          --------    --------    -------    -------    ------        -------
Ratios/Supplemental data:
Net assets, end of period (000's)........ $340,245    $170,759    $23,551    $ 1,944    $1,801        $ 3,007
Expenses to average net assets...........     0.95%       0.99%      1.17%      1.46%     1.13%          1.06%*
Net investment income (loss) to average
 net assets..............................     0.74%       0.88%      1.12%      1.60%     1.64%          1.71%*
Portfolio turnover rate..................       33%          6%         6%        53%        4%             0%


                                            -----------------------------------------
                                                             CLASS B
                                            -----------------------------------------
                                                                       FOR THE PERIOD
                                                                         JANUARY 30,
                                                FOR THE YEARS               1996+
                                               ENDED AUGUST 31,         TO AUGUST 31,
                                            ------------------------    -------------
                                              1998           1997            1996
                                            --------      ----------    -------------
Net asset value, beginning of period.....   $  22.08       $  16.13        $  15.54
                                            --------       --------        --------
Net investment income....................       0.00           0.03@           0.02
Net realized and unrealized gains from
 investment transactions.................       1.43           6.09@           0.57
                                            --------       --------        --------
Net increase from investment
 operations..............................       1.43           6.12            0.59
                                            --------       --------        --------
Dividends from net investment income.....      (0.01)         (0.09)             --
Distributions from net realized gains
 from investment transactions............      (0.18)         (0.08)             --
                                            --------       --------        --------
Total dividends and other distributions
 to shareholders.........................      (0.19)         (0.17)             --
                                            --------       --------        --------
Net asset value, end of period...........   $  23.32       $  22.08        $  16.13
                                            --------       --------        --------
                                            --------       --------        --------
Total investment return(1)...............       6.49%         38.14%           3.80%
                                            --------       --------        --------
                                            --------       --------        --------
Ratios/Supplemental data:
Net assets, end of period (000's)........   $483,068       $239,836        $ 28,495
Expenses to average net assets...........       1.71%          1.74%           1.84%*
Net investment income to average net
 assets..................................      (0.02)          0.13%           0.47%*
Portfolio turnover rate..................         33%             6%              6%


------------------

 + Commencement of issuance of shares.

 * Annualized.

 ** Investment advisory functions for the Fund were transferred from Kidder
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.

 @ Calculated using the average shares outstanding for the period.


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees would be lower if sales charges or program fees were included. Total investment returns for periods of less than one year have not been annualized.


                               -----------------
                               Prospectus Page 34

                         ------------------------------
PaineWebber                      Balanced Fund          Tactical Allocation Fund

                             FINANCIAL  HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                         TACTICAL ALLOCATION FUND
                                          ----------------------------------------------------------------------------------
                                                                                 CLASS C
                                          ----------------------------------------------------------------------------------
                                                                                                                    FOR THE PERIOD
                                                                     FOR THE YEARS ENDED                            JULY 22, 1992+
                                                                          AUGUST 31,                                 TO AUGUST 31,
                                           ----------------------------------------------------------------------   --------------
                                             1998         1997        1996       1995**       1994         1993          1992
                                           --------     --------     -------     -------     -------     --------   --------------
Net asset value, beginning of period.....   $  22.18     $  16.12     $ 14.87     $ 13.78     $ 13.49     $  12.12    $ 12.00
                                            --------     --------     -------     -------     -------     --------    -------
Net investment income....................      (0.01)        0.03@       0.06        0.12        0.13         0.18       0.03
Net realized and unrealized gains from
 investment transactions.................       1.45         6.11@       2.32        2.06        0.33         1.34       0.09
                                            --------     --------     -------     -------     -------     --------    -------
Net increase from investment
 operations..............................       1.44         6.14        2.38        2.18        0.46         1.52       0.12
                                            --------     --------     -------     -------     -------     --------    -------
Dividends from net investment income.....         --           --       (0.07)      (0.12)      (0.13)       (0.15)        --
Distributions from net realized gains
 from investment transactions............      (0.17)       (0.08)      (1.06)      (0.97)      (0.04)          --         --
                                            --------     --------     -------     -------     -------     --------    -------
Total dividends and other distributions
 to shareholders.........................      (0.17)       (0.08)      (1.13)      (1.09)      (0.17)       (0.15)        --
                                            --------     --------     -------     -------     -------     --------    -------
Net asset value, end of period...........   $  23.45     $  22.18     $ 16.12     $ 14.87     $ 13.78     $  13.49    $ 12.12
                                            --------     --------     -------     -------     -------     --------    -------
                                            --------     --------     -------     -------     -------     --------    -------
Total investment return(1)...............       6.49%       38.20%      16.52%     17.57%        3.46%       12.61%      0.98%
                                            --------     --------     -------     -------     -------     --------    -------
                                            --------     --------     -------     -------     -------     --------    -------
Ratios/Supplemental data:
Net assets, end of period (000's)........   $397,767     $233,044     $73,630     $48,105     $62,970     $107,761    $50,222
Expenses to average net assets...........       1.70%        1.75%       1.95%       2.22%       1.88%        1.73%    1.75%*
Net investment income to average net
 assets..................................      (0.01)%       0.14%       0.35%       0.86%       0.89%        1.04%      2.42%*
Portfolio turnover rate..................         33%           6%          6%         53%          4%           0%         0%

                                               -----------------------------------------------------------------------------
                                                                                   CLASS Y
                                               -----------------------------------------------------------------------------
                                                                                                               FOR THE PERIOD
                                                                     FOR THE YEARS ENDED                        JULY 22, 1993+
                                                                          AUGUST 31,                            TO AUGUST 31,
                                               -------------------------------------------------------------   --------------
                                                 1998         1997            1996          1995**      1994      1993
                                               ----------   ----------     ------------     ------     -------  ----------
Net asset value, beginning of period.....        $  22.33    $  16.20        $  14.88       $13.79     $ 13.52    $12.90
                                                 --------    --------        --------       ------     -------    ------
Net investment income....................            0.21        0.23@           0.30         0.23        0.25      0.09
Net realized and unrealized gains from               1.49        6.13@           2.24         2.09        0.33      0.60
 investment transactions.................        --------    --------        --------       ------     -------    ------
                                                     1.70        6.36            2.54         2.32        0.58      0.69
Net increase from investment                     --------    --------        --------       ------     -------    ------
 operations..............................           (0.17)      (0.15)          (0.16)       (0.26)      (0.27)    (0.07)
                                                    (0.18)      (0.08)          (1.06)       (0.97)      (0.04)       --
Dividends from net investment income.....        --------    --------        --------       ------     -------    ------
Distributions from net realized gains               (0.35)      (0.23)          (1.22)       (1.23)      (0.31)    (0.07)
 from investment transactions............        --------    --------        --------       ------     -------    ------
                                                 $  23.68    $  22.33        $  16.20       $14.88     $ 13.79    $13.52
Total dividends and other distributions          --------    --------        --------       ------     -------    ------
 to shareholders.........................        --------    --------        --------       ------     -------    ------
                                                     7.62%      39.55%          17.70%       18.79%       4.41%     5.30%
Net asset value, end of period...........        --------    --------        --------       ------     -------    ------
                                                 --------    --------        --------       ------     -------    ------
                                                 $ 74,872    $ 36,467        $ 12,803       $2,506     $ 3,880    $3,379
Total investment return(1)...............            0.67%       0.74%           0.95%        1.23%       0.88%     0.81%*
                                                     1.03%       1.16%           1.38%        1.86%       1.90%     1.96%*
                                                       33%          6%              6%          53%          4%        0%

                              -----------------
                              Prospectus Page 35

                        ------------------------------

                          PaineWebber Balanced Fund
                     PaineWebber Tactical Allocation Fund




                       PROSPECTUS -- NOVEMBER 30, 1998


/ / PAINEWEBBER BOND FUNDS
    High Income Fund
    Investment Grade Income Fund
    Low Duration U.S. Government Income Fund
    Strategic Income Fund
    U.S. Government Income Fund

/ / PAINEWEBBER TAX-FREE BOND FUNDS
    California Tax-Free Income Fund
    Municipal High Income Fund
    National Tax-Free Income Fund
    New York Tax-Free Income Fund

/ / PAINEWEBBER ASSET
    ALLOCATION FUNDS
    Balanced Fund
    Tactical Allocation Fund


/ / PAINEWEBBER STOCK FUNDS
    Financial Services Growth Fund
    Growth Fund
    Growth and Income Fund
    Mid Cap Fund
    Small Cap Fund
    S&P 500 Index Fund
    Tax-Managed Equity Fund
    Utility Income Fund

/ / PAINEWEBBER GLOBAL FUNDS
    Asia Pacific Growth Fund
    Emerging Markets Equity Fund
    Global Equity Fund
    Global Income Fund

/ / PAINEWEBBER MONEY MARKET FUND

/ / PAINEWEBBER FUNDS OF FUNDS
    Mitchell Hutchins Conservative Portfolio
    Mitchell Hutchins Moderate Portfolio
    Mitchell Hutchins Aggressive Portfolio


        A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.

                              -----------------

                          PAINEWEBBER BALANCED FUND
                     PAINEWEBBER TACTICAL ALLOCATION FUND
                         1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                     STATEMENT OF ADDITIONAL INFORMATION


     The two funds named above (each a "Fund") are diversified series of professionally managed, open-end management investment companies organized as a Maryland corporation and a Massachusetts business trust, respectively. PaineWebber Balanced Fund ("Balanced Fund"), a series of PaineWebber Master Series, Inc. ("Corporation"), seeks high total return with low volatility; it invests primarily in a combination of equity securities, bonds and money market instruments. PaineWebber Tactical Allocation Fund ("Tactical Allocation Fund"), a series of PaineWebber Investment Trust ("Trust"), seeks total return, consisting of long-term capital appreciation and current income, by utilizing a systematic investment strategy that actively allocates the Fund's assets between equity securities and U.S. Treasury notes or U.S. Treasury bills.



     The investment adviser, administrator and distributor for each Fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the Funds, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares.



     This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated November 30, 1998. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated November 30, 1998.


                     INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations. Except as otherwise indicated in the Prospectus or the Statement of Additional Information, there are no policy limitations on a Fund's ability to use the investments or techniques discussed in these documents.


     YIELD FACTORS AND RATINGS. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of bond, debt obligations and certain other securities. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The process by which S&P and Moody's determine ratings for mortgage- and other asset-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Not even the highest such ratings represents an assessment of the likelihood that principal prepayments will be made by obligors or the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.


     Balanced Fund may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent the NRSROs' opinions as to the quality of the debt obligations that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by Balanced Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the obligation but is not required to dispose of it.

     In addition to ratings assigned to individual bond issues, Mitchell Hutchins will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which Balanced Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.


     Balanced Fund may invest in non-invesment grade securities, that is, rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. Balanced Fund will not invest in securities rated lower than B by Moody's or S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. Non-investment grade securities are deemed by those agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Non-investment grade securities are commonly referred to as "junk bonds," and generally offer a higher current yield than that available for investment grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.



     The market for non-investment grade debt securities has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur. The market for non-investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market.


     ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.


     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. The U.S. government mortgage-backed securities in which Balanced Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), or Freddie Mac (also known as the Federal Home Loan Mortgage Corporation). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.



     New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, Balanced Fund expects to invest in those new types of mortgage-backed securities that Mitchell Hutchins believes may assist the Fund in achieving its investment objective. Similarly, Balanced Fund may invest in mortgage-backed securities issued by new or existing governmental, private or commercial issuers other than those identified herein.


     GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as Balanced Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

     FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interests and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

     FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.


     PRIVATE MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.



     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE
PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make schedule distributions on the multi-class mortgage pass-through securities.


     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

     Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

     TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on mortgage assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. Balanced Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security.

     Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

     SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of Balanced Fund.


     ADDITIONAL INFORMATION ON ARM AND FLOATING RATE MORTGAGE-BACKED
SECURITIES. Adjustable rate mortgage ("ARM") securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans.


     Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future monthly payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

     ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

     The rates of interest payable on certain ARMs, and, therefore, on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.


     As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.


     DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

     For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater. Duration also allows Mitchell Hutchins to make certain predictions as to the effect that changes in the level of interest rates will have on the value of Balanced Fund's portfolio. For example, when the level of interest rates increases by 1%, the value of a fixed income security having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins calculates the duration of the Fund's portfolio as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example.

     Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put option shave durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.


     ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities (other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the Corporation's board of directors or the Trust's board of trustees (each a "board"). The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only ("IO") and principal-only ("PO") classes of mortgage-backed securities, in which Balanced Fund may invest, are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins has determined that they are liquid pursuant to guidelines established by the board.



     Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.



     Not all restricted securities are illiquid. A large institutional market has developed for many securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public but, instead, will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.



     Institutional markets for restricted securities also have developed as a result of Rule 144A, which established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.


     Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in each Fund's portfolio and reports periodically on such decisions to the boards.


     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities or other obligations and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon their acquisition is accrued as interest and included in the Fund's net investment income.



     The Funds intend to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by each board. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under each board's general supervision.



     REVERSE REPURCHASE AGREEMENTS. Balanced Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of its net assets. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."



     Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the repurchase agreement may effectively be restricted pending such decision.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When a Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." Each Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the Fund.

     SECTION 4(2) PAPER. Commercial paper issues in which Balanced Fund may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Fund's 10% limitation on investments in illiquid securities includes Section 4(2) paper, other than Section 4(2) paper that Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the board. The board has delegated to Mitchell Hutchins the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the board that require Mitchell Hutchins to take into account the same factors described under

"Illiquid Securities" above for other restricted securities and require Mitchell Hutchins to perform the same monitoring and reporting functions.

     SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. Securities of foreign issuers may not be registered with the SEC, nor may the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.


     The Funds may invest in foreign securities by purchasing American Depositary Receipts ("ADRs"). Generally, ADRs, are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of each Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.


     ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

     Investment income on certain foreign securities in which the Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject.

     CONVERTIBLE SECURITIES. Balanced Fund is permitted to invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by Balanced Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.


     SEGREGATED ACCOUNTS. When a Fund enters into certain transactions to make future payments to third parties, such as reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures contracts, swaps or similar instruments.


     SHORT SALES "AGAINST THE BOX." Each Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When a Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. Neither Fund currently expects to have obligations under short sales that at any time during the coming year exceed 5% of its net assets.

     A Fund might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund. In such case, any loss in the Fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.


     LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 331/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each Fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any of its loan transactions at any time. A Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the cash or money market instruments held as collateral. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.



     Pursuant to procedures adopted by the boards governing the Funds' securities lending program, PaineWebber has been retained to serve as lending agent for each Fund. The appropriate board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

INVESTMENT LIMITATIONS OF THE FUNDS

     FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by a proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations.

     Each Fund will not:

          (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

          (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

          (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 331/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

          (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

          (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

          (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by the vote of a Fund's board without shareholder approval:

     Each Fund may not:

          (1) invest more than 10% of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

          (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (3) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger.

          (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.




                   STRATEGIES USING DERIVATIVE INSTRUMENTS



     GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Funds' portfolios and to enhance income or return, including adjusting a Fund's exposure to different asset classes or maintaining exposure to stocks or bonds while maintaining a cash balance for Fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of Fund shares and for Fund operating expenses). A Fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk, and Tactical Allocation Fund, in particular, may use Derivative Instruments to this extent in reallocating its exposure to different asset classes when the Tactical Allocation Model's recommended asset allocation mix changes. Under normal circumstances, however, a Fund's use of these instruments will place at risk a much smaller portion of its assets. Balanced Fund may also enter into certain interest rate protection transactions. Balanced Fund may use all of the instruments identified below. Tactical Allocation Fund is limited to stock index options and futures, futures on five-year U.S. Treasury notes and options on these permitted futures contracts.



     OPTIONS ON EQUITY AND DEBT SECURITIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.



     OPTIONS ON INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of these securities. A securities index option operates in the same way as more traditional securities options, except that the exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.



     SECURITIES INDEX FUTURES CONTRACTS--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE FUTURES CONTRACTS--Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.


     GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise that put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.


     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.


     Each Fund may purchase and write (sell) covered straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The Fund might enter into a long straddle when Mitchell Hutchins believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A Fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that the prices of securities will be as volatile during the term of the option as the option pricing implies.



     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity markets sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.



     Income strategies include the writing of covered options to obtain the related option premiums. Return strategies include the use of Derivative Instruments to increase or reduce a Fund's exposure to an asset class without buying or selling the underlying instruments.

     The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."



     In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with Derivative Instruments and hedging, income and return strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with a Fund's investment objective and permitted by a Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.


     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow:

     (1) Successful use of most Derivative Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.


     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.



     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either case, the Fund would have been in a better position had it not hedged at all.



     (4) As described below, each Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position in a Derivative Instrument can be closed out at a time and price that is favorable to a Fund.


     COVER FOR STRATEGIES USING DERIVATIVES. Transactions using Derivative Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options on futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.



     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover positions or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


     OPTIONS. The Funds may purchase put and call options, and write (sell) covered put and call options, on specific securities. The purchase of options can serve to enhance return by increasing or reducing a Fund's exposure to an asset class without purchasing or selling the underlying securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. In addition, writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described above under "Investment Policies and Restrictions--Illiquid Securities."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on debt securities are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

     The Funds may effectively terminate their rights or obligations under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize profits or limit losses on an option position prior to its exercise or expiration.


     The Funds may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.



     The Funds' ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.


     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.


     The Funds may purchase and write put and call options on securities indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the equity or bond market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.



     LIMITATIONS ON THE USE OF OPTIONS. The Funds' use of options is governed by the following guidelines, which can be changed by each board without shareholder vote:


     1. Each Fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options purchased by the Fund, does not exceed 5% of its total assets.

     2. The aggregate value of securities underlying put options written by each Fund, determined as of the date the put options are written, will not exceed 50% of its net assets.


     3. The aggregate premiums paid on all options (including options on securities, stock securities indices and options on futures contracts) purchased by each Fund that are held at any time will not exceed 20% of its net assets.


     FUTURES. The Funds may purchase and sell interest rate futures contracts, stock index futures contracts or debt securities index futures contracts. The Funds also may purchase put and call options, and write covered put and call options, on the futures contracts they are allowed to purchase and sell. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered call options on securities or indices. In addition, the Funds may purchase or sell futures contracts or options thereon to enhance return by increasing or reducing exposure to an asset class without purchasing or selling the underlying securities.

     Futures strategies also can be used to manage the average duration of a Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of a Fund, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of a Fund's portfolio, the Fund may buy an interest rate futures contract or a call option thereon or sell a put option thereon.

     The Funds may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


     LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The Funds' use of futures and related options is governed by the following guidelines, which can be changed by each board without shareholder vote:


     1. To the extent a Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of its net assets.

     2. The aggregate premiums paid on all options (including options on securities, stock indices and indices of debt securities and options on futures contracts) purchased by a Fund that are held at any time will not exceed 20% of its net assets.

     3. The aggregate margin deposits on all futures contracts and options thereon held at any time by a Fund will not exceed 5% of its total assets.


     SWAP TRANSACTIONS. Balanced Fund may enter into swap transactions, including interest rate swaps and interest rate caps, floors and collars. Swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.



     Balanced Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions--Segregated Accounts." The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps, floors and collars that are written by the Fund.



     Balanced Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risk in accordance with guidelines established by its board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      DIRECTORS, TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

     The directors, trustees and executive officers of the Corporation and/or the Trust, their ages, business addresses and principal occupations during the past five years are:


                                             POSITION WITH                     BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE              CORPORATION/TRUST                    OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Margo N. Alexander**; 51                 Director/Trustee and      Mrs. Alexander is president, chief executive
                                               President             officer and a director of Mitchell Hutchins
                                                                     (since January 1995) and an executive vice
                                                                     president and a director of PaineWebber
                                                                     (since March 1984). Mrs. Alexander is
                                                                     president and a director or trustee of 32
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.
Richard Q. Armstrong; 63                   Director/Trustee        Mr. Armstrong is chairman and principal of
  One Old Church Road                                                R.Q.A. Enterprises (management consulting
  Unit #6                                                            firm) (since April 1991 and principal
  Greenwich, CT 06830                                                occupation since March 1995). Mr. Arm-
                                                                     strong was chairman of the board, chief
                                                                     executive officer and co-owner of
                                                                     Adirondack Beverages (producer and dis-
                                                                     tributor of soft drinks and sparkling/still
                                                                     waters) (October 1993-March 1995).
                                                                     Mr. Armstrong was a partner of The New
                                                                     England Consulting Group (management
                                                                     consulting firm) (December 1992-September
                                                                     1993). He was managing director of LVMH
                                                                     U.S. Corporation (U.S. subsidiary of the
                                                                     French luxury goods conglomerate, Louis
                                                                     Vuitton Moet Hennessey Corporation)
                                                                     (1987-1991) and chairman of its wine and
                                                                     spirits subsidiary, Schieffelin & Somerset
                                                                     Company (1987-1991). Mr. Armstrong is a
                                                                     director or trustee of 31 investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.
E. Garrett Bewkes, Jr.**; 72             Director/Trustee and      Mr. Bewkes is a director of Paine Webber
                                       Chairman of the Board of      Group Inc. ( "PW Group") (holding company
                                          Directors/Trustees         of PaineWebber and Mitchell Hutchins).
                                                                     Prior to December 1995, he was a consultant
                                                                     to PW Group. Prior to 1988, he was chairman
                                                                     of the board, president and chief executive
                                                                     officer of American Bakeries Company.
                                                                     Mr. Bewkes is a director of Interstate
                                                                     Bakeries Corporation. Mr. Bewkes is a
                                                                     director or trustee of 34 investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.

                                             POSITION WITH                     BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE              CORPORATION/TRUST                    OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Richard R. Burt; 51                        Director/Trustee        Mr. Burt is chairman of IEP Advisors, Inc.
  1275 Pennsylvania Avenue, N.W.                                     (international investments and consulting
  Washington, D.C. 20004                                             firm) (since March 1994) and a partner of
                                                                     McKinsey & Company (management consulting
                                                                     firm) (since 1991). He is also a director
                                                                     of Archer-Daniels-Midland Co. (ag-
                                                                     ricultural commodities), Hollinger Inter-
                                                                     national Co. (publishing), Homestake Mining
                                                                     Corp., Powerhouse Technologies Inc. and
                                                                     Wierton Steel Corp. He was the chief
                                                                     negotiator in the Strategic Arms Re-
                                                                     duction Talks with the former Soviet Union
                                                                     (1989-1991) and the U.S. Ambassador to the
                                                                     Federal Republic of Germany (1985-1989).
                                                                     Mr. Burt is a director or trustee of 31
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Mary C. Farrell**; 48                      Director/Trustee        Ms. Farrell is a managing director, senior
                                                                     investment strategist and member of the In-
                                                                     vestment Policy Committee of PaineWebber.
                                                                     Ms. Farrell joined PaineWebber in 1982. She
                                                                     is a member of the Financial Women's
                                                                     Association and Women's Economic
                                                                     Roundtable, and appears as a regular
                                                                     panelist on Wall $treet Week with Louis
                                                                     Rukeyser. She also serves on the Board of
                                                                     Overseers of New York University's Stern
                                                                     School of Business. Ms. Farrell is a
                                                                     director or trustee of 31 investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.
Meyer Feldberg; 56                         Director/Trustee        Mr. Feldberg is Dean and Professor of Man-
  Columbia University                                                agement of the Graduate School of Busi-
  101 Uris Hall                                                      ness, Columbia University. Prior to 1989,
  New York, New York 10027                                           he was president of the Illinois Institute
                                                                     of Technology. Dean Feldberg is also a di-
                                                                     rector of Primedia Inc., Federated De-
                                                                     partment Stores, Inc. and Revlon Inc. Dean
                                                                     Feldberg is a director or trustee of 33
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.
George W. Gowen; 69                        Director/Trustee        Mr. Gowen is a partner in the law firm of
  666 Third Avenue                                                   Dunnington, Bartholow & Miller. Prior to
  New York, New York 10017                                           May 1994, he was a partner in the law firm
                                                                     of Fryer, Ross & Gowen. Mr. Gowen is a
                                                                     director or trustee of 31 investment com-
                                                                     panies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.

                                             POSITION WITH                     BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE              CORPORATION/TRUST                    OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Frederic V. Malek; 61                       Director/Trust         Mr. Malek is chairman of Thayer Capital
  1455 Pennsylvania Avenue, N.W.                                     Partners (merchant bank). From January 1992
  Suite 350                                                          to November 1992, he was campaign manager
  Washington, D.C. 20004                                             of Bush-Quayle '92. From 1990 to 1992, he
                                                                     was vice chairman and, from 1989 to 1990,
                                                                     he was president of Northwest Airlines
                                                                     Inc., NWA Inc. (holding company of
                                                                     Northwest Airlines Inc.) and Wings Holdings
                                                                     Inc. (holding company of NWA Inc.). Prior
                                                                     to 1989, he was
                                                                     employed by the Marriott Corporation
                                                                     (hotels, restaurants, airline catering and
                                                                     contract feeding), where he most recently
                                                                     was an executive vice president and presi-
                                                                     dent of Marriott Hotels and Resorts. Mr.
                                                                     Malek is also a director of American
                                                                     Management Systems, Inc. (management
                                                                     consulting and computer-related services),
                                                                     Automatic Data Processing, Inc., CB
                                                                     Commercial Group, Inc. (real estate
                                                                     services), Choice Hotels International
                                                                     (hotel and hotel franchising), FPL Group,
                                                                     Inc. (electric services), Manor Care, Inc.
                                                                     (healthcare), and Northwest Airlines Inc.
                                                                     Mr. Malek is a director or trustee of 31
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Carl W. Schafer; 62                         Director/Trust         Mr. Schafer is president of the Atlantic
  66 Witherspoon Street                                              Foundation (charitable foundation sup-
  #1100                                                              porting mainly oceanographic exploration
  Princeton, New Jersey 08542                                        and research). He also is a director of
                                                                     Base Ten Systems, Inc. (software), Road-
                                                                     way Express, Inc. (trucking), The Guardi-
                                                                     an Group of Mutual Funds, the Harding
                                                                     Loevner Funds, Evans Systems, Inc. (a motor
                                                                     fuels, convenience store and diversified
                                                                     company), Electronic Clearing House, Inc.
                                                                     (financial transactions pro-
                                                                     cessing), Frontier Oil Corporation and
                                                                     Nutraceutix Inc. (biotechnology company.)
                                                                     Prior to January 1993, he was chairman of
                                                                     the Investment Advisory Committee of the
                                                                     Howard Hughes Medical Institute.
                                                                     Mr. Schafer is a director or trustee of 31
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

                                             POSITION WITH                     BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE              CORPORATION/TRUST                    OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
T. Kirkham Barneby; 52                      Vice President         Mr. Barneby is a managing director and chief
                                                                     investment officer--quantitative invest-
                                                                     ments of Mitchell Hutchins. Prior to Sep-
                                                                     tember 1994, he was a senior vice presi-
                                                                     dent at Vantage Global Management.
                                                                     Mr. Barneby is a vice president of six in-
                                                                     vestment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Lawrence Chinsky; 29                      Vice President and       Mr. Chinsky is an assistant vice president
                                          Assistant Treasurer        and investment monitoring officer of the
                                                                     mutual fund finance department of Mitchell
                                                                     Hutchins. Prior to August 1997, he was a
                                                                     securities compliance examiner with the
                                                                     Office of Compliance, Inspections and
                                                                     Examinations in the New York Regional
                                                                     Office of the United States Securities and
                                                                     Exchange Commission. Mr. Chinsky is vice
                                                                     president and assistant treasurer of 32
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.
John J. Lee; 30                           Vice President and       Mr. Lee is a vice president and a manager of
                                          Assistant Treasurer        the mutual fund finance department of
                                                                     Mitchell Hutchins. Prior to September 1997,
                                                                     he was an audit manager in the financial
                                                                     services practice of Ernst & Young LLP. Mr.
                                                                     Lee is a vice president and assistant
                                                                     treasurer of 32 investment companies for
                                                                     which Mitchell Hutchins, PaineWebber or
                                                                     their affiliates serve as investment
                                                                     adviser.
Dennis McCauley; 52                     Vice President (Master     Mr. McCauley is a managing director and chief
                                             Series, Inc.)           investment officer--fixed income of
                                                                     Mitchell Hutchins. Prior to December 1994,
                                                                     he was director of fixed income in-
                                                                     vestments of IBM Corporation. Mr. Mc-
                                                                     Cauley is a vice president of 22 investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.
Ann E. Moran; 41                          Vice President amd       Ms. Moran is a vice president and a manager
                                          Assistant Treasurer        of the mutual fund finance department of
                                                                     Mitchell Hutchins. Ms. Moran is a vice
                                                                     president and assistant treasurer of 32 in-
                                                                     vestment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.
Dianne E. O'Donnell; 46                   Vice President and       Ms. O'Donnell is a senior vice president
                                               Secretary             and deputy general counsel of Mitchell

                                             POSITION WITH                     BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE              CORPORATION/TRUST                    OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
                                                                     Hutchins. Ms. O'Donnell is a vice presi-
                                                                     dent and secretary of 31 investment com-
                                                                     panies and a vice president and assistant
                                                                     secretary of one investment company for
                                                                     which Mitchell Hutchins, Paine Webber or
                                                                     their affiliates serve as investment
                                                                     adviser.
Emil Polito; 38                             Vice President         Mr. Polito is a senior vice president and di-
                                                                     rector of operations and control for Mitch-
                                                                     ell Hutchins. Mr. Polito is also vice
                                                                     president of 32 investment companies for
                                                                     which Mitchell Hutchins, PaineWebber or
                                                                     their affiliates serve as investment
                                                                     adviser.
Susan P. Ryan; 38                       Vice President (Master     Ms. Ryan is a senior vice president and port-
                                             Series, Inc.)           folio manager of Mitchell Hutchins and has
                                                                     been with Mitchell Hutchins since 1982.
                                                                     Ms. Ryan is a vice president of five
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.
Victoria E. Schonfeld; 47                   Vice President         Ms. Schonfeld is a managing director and
                                                                     general counsel of Mitchell Hutchins. Prior
                                                                     to May 1994, she was a partner in the law
                                                                     firm of Arnold & Porter. Ms. Schonfeld is a
                                                                     vice president of 31 investment companies
                                                                     and a vice president and secretary of one
                                                                     investment company for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.
Paul H. Schubert; 35                      Vice President and       Mr. Schubert is a senior vice president and
                                               Treasurer             the director of the mutual fund finance
                                                                     department of Mitchell Hutchins. From
                                                                     August 1992 to August 1994, he was a
                                                                     vice president of BlackRock Financial
                                                                     Management, Inc. Mr. Schubert is a vice
                                                                     president and treasurer of 32 investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.
Nirmal Singh; 42                        Vice President (Master     Mr. Singh is a senior vice president and a
                                             Series, Inc.)           portfolio manager of Mitchell Hutchins.
                                                                     Mr. Singh is a vice president of four
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.
Barney A. Taglialatela; 37             Vice President Assistant    Mr. Taglialatela is a vice president and a
                                               Treasurer             manager of the mutual fund finance de-
                                                                     partment of Mitchell Hutchins. Prior to
                                                                     February 1995, he was a manager of the
                                                                     mutual fund finance division of Kidder

                                             POSITION WITH                     BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE              CORPORATION/TRUST                    OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
                                                                     Peabody Asset Management, Inc. Mr.
                                                                     Taglialatela is a vice president and assis-
                                                                     tant treasurer of 32 investment companies
                                                                     for which Mitchell Hutchins, PaineWebber or
                                                                     their affiliates serve as investment
                                                                     adviser.
Mark A. Tincher; 43                   Vice President (Investment   Mr. Tincher is a managing director and chief
                                                Trust)               investment officer--U.S. equities of
                                                                     Mitchell Hutchins. Prior to March 1995, he
                                                                     was a vice president and directed the U.S.
                                                                     funds management and equity research areas
                                                                     of Chase Manhattan Private Bank.
                                                                     Mr. Tincher is a vice president of 13
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Craig M. Varrelman; 39                  Vice President (Master     Mr. Varrelman is a senior vice president and
                                             Series, Inc.)           a portfolio manager of Mitchell Hutchins.
                                                                     Mr. Varrelman is a vice president of four
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.
Keith A. Weller; 37                       Vice President and       Mr. Weller is a first vice president and as-
                                          Assistant Secretary        sociate general counsel of Mitchell
                                                                     Hutchins. Prior to May 1995, he was an at-
                                                                     torney in private practice. Mr. Weller is a
                                                                     vice president and assistant secretary of
                                                                     31 investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.


------------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
   Corporation and the Trust as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.


     The Corporation and the Trust each pays board members who are not "interested persons" of the Corporation/Trust $1,500 annually for Balanced Fund or Tactical Allocation Fund, as applicable, an additional $1,000 for the Corporation's or Trust's second series, and $150 per series for each board meeting and separate meeting of a board committee (other than committee meetings that are held on the same day as a board meeting). Thus, the Corporation and Trust each pays an independent board member $2,500 annually plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Board members and officers of the Corporation/Trust own in the aggregate less than 1% of the shares of either Fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Corporation, the Trust and the Funds, the Corporation and the Trust require no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Corporation or the Trust for acting as director, trustee or officer.

     The table below includes certain information relating to the compensation of the Corporation's and the Trust's current board members who held office with the Corporation or Trust or with other PaineWebber funds during the fiscal year indicated.


                            COMPENSATION TABLE(1)



                                                                                                     TOTAL
                                                                                                   COMPENSATION
                                                                                                    FROM THE
                                                                AGGREGATE        AGGREGATE         CORPORATION,
                                                                COMPENSATION     COMPENSATION      THE TRUSTS
                                                                 FROM THE         FROM THE          AND THE
                  NAME OF PERSON, POSITION                      CORPORATION*++    TRUST*++          COMPLEX+
-------------------------------------------------------------   -------------    --------------    ------------
Richard Q. Armstrong, Director/Trustee.......................      $ 5,585           $4,300          $ 94,885
Richard R. Burt, Director/Trustee............................        3,285            4,000            87,085
Meyer Feldberg, Director/Trustee.............................        5,585            5,815           117,853
George W. Gowen, Director/Trustee............................        6,450            4,000           101,567
Frederic V. Malek, Director/Trustee..........................        5,585            4,300            95,845
Carl W. Schafer, Director/Trustee............................        5,585            4,300            94,885


------------------

(1) Only independent members of the board are compensated by the Corporation or the Trust and identified above; board members who are "interested persons," as defined by the 1940 Act, do not receive compensation.


 * Represents fees paid to each board member during the fiscal year ended August 31, 1998 for the Trust and the Corporation.

 + Represents total compensation paid to each board member during the calendar year ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.
++ Aggregate compensation for the Corporation and the Trust are divided among other portfolios.


     PRINCIPAL HOLDERS OF SECURITIES. The Funds' records as of October 31, 1998 did not indicate that any shareholder owned of record more than 5% of any class of a Fund's shares and the Trust and Corporation are not aware of any shareholder who is the beneficial owner of 5% or more of a Fund's shares.


              INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of each Fund pursuant to a contract with the Corporation dated August 4, 1988 and a contract with the Trust dated April 13, 1995 (each an "Advisory Contract"). Under the Advisory Contracts, and, for Tactical Allocation Fund, substantially similar prior contracts, each Fund pays Mitchell Hutchins an annual fee, computed daily and paid monthly, according to the schedule set forth below:

BALANCED FUND
                                                                    ANNUAL
AVERAGE DAILY NET ASSETS                                             RATE
------------------------                                            ------
Up to $500 million................................................  0.750%
In excess of $500 million up to $1.0 billion......................  0.725
In excess of $1.0 billion up to $1.5 billion......................  0.700
In excess of $1.5 billion up to $2.0 billion......................  0.675
Over $2.0 billion.................................................  0.650

TACTICAL ALLOCATION FUND

                                                                    ANNUAL
AVERAGE DAILY NET ASSETS                                             RATE
------------------------                                            ------
Up to $250 million................................................  0.500%
Over $250 million.................................................  0.450


     During the fiscal years ended August 31, 1998 and August 31, 1997, the period March 1, 1996 through August 31, 1996 and the fiscal year ended February 29, 1996, the Corporation paid (or accrued) to Mitchell

Hutchins investment advisory and administrative fees of $1,709,264, $1,465,166, $739,209, and $1,584,083, respectively, with respect to Balanced Fund.



     For the fiscal years ended August 31, 1998, August 31, 1997, and August 31, 1996, the Trust paid (or accrued) to Mitchell Hutchins and a prior investment adviser and administrator management fees of $4,895,190, $1,756,146 and $402,466, respectively, with respect to Tactical Allocation Fund.



     Prior to August 1, 1997, pursuant to a service agreement, PaineWebber provided certain services to Balanced Fund not otherwise provided by the Fund's transfer agent PFPC Inc. ("PFPC"). No such service agreement was in effect with respect to Tactical Allocation Fund. Pursuant to the service agreement between PaineWebber and Balanced Fund, during the period September 1, 1996 to August 1, 1997, the period March 1, 1996 to August 31, 1996, and the fiscal years ended February 29, 1996, PaineWebber earned fees in the amounts of $54,420, $32,992 and $77,050, respectively. Subsequent to August 1, 1997, PFPC (not the Funds) pays PaineWebber for certain transfer agency related services that PFPC has delegated to PaineWebber.



     During the fiscal year ended August 31, 1998, the Funds paid (or accrued) the following fees to PaineWebber for its services as securities lending agent:



                      FUND                          SECURITIES LENDING FEES
                      ----                          -----------------------
Balanced Fund....................................          $  28,144
Tactical Allocation Fund.........................          $ 134,065


     Under the terms of the Advisory Contracts, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Corporation or the Trust not readily identifiable as belonging to the Funds or to the Corporation's or Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable. Expenses borne by each Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Corporation/Trust under federal and state securities laws and maintenance of such registrations and qualifications;
(5) fees and salaries payable to board members who are not interested persons of the Corporation/Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses;
(7) taxes (including any income or franchise taxes) and governmental fees;
(8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation/Trust or the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents;
(12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders;
(14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Corporation/Trust or the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to board members and officers; and (18) costs of mailing, stationery and communications equipment.

     Under the Advisory Contracts, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by either Fund in connection with the performance of the Advisory Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically with respect to a Fund upon assignment and is terminable at any time without penalty by the Corporation's or Trust's board or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Corporation or the Trust.

     The following table shows the approximate net assets as of October 31, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser.


     An investment company may fall into more than one of the categories below.


                                                                     NET ASSETS
INVESTMENT CATEGORY                                                    ($ MIL)
-------------------                                                  ----------
Domestic (excluding Money Market).................................    $7,761.7
Global............................................................     3,627.2
Equity/Balanced...................................................     6,301.2
Fixed Income (excluding Money Market).............................     5,087.7
     Taxable Fixed Income.........................................     3,496.1
     Tax-Free Fixed Income........................................     1,591.6
Money Market Funds................................................    31,335.1



     PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins' advisory clients.



     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each Fund under separate distribution contracts with the Corporation and the Trust (collectively, "Distribution Contracts") that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the applicable Fund. Shares of the Funds are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares of the Funds (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell each Fund's shares.



     Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of each Fund adopted by the Corporation and the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan and Class C Plan each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of each class of shares. There is no distribution plan with respect to the Funds' Class Y shares.


     Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the applicable board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the applicable board, including those board members who are not "interested persons" of the Corporation/Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Corporation/Trust shall be committed to the discretion of the board members who are not interested persons of the Corporation/Trust.

     In reporting amounts expended under the Plans to the board members, Mitchell Hutchins will allocate expenses attributable to the sale of each class of Fund shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of Fund shares will not be used to subsidize the sale of any other class of Fund shares.

     The Funds paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal year ended August 31, 1998:



                                                                                  TACTICAL
                                                               BALANCED FUND    ALLOCATION FUND
                                                               -------------    ---------------
Class A.....................................................     $ 480,384        $   688,221
Class B.....................................................       244,383          3,844,046
Class C.....................................................       112,695          3,395,234



     Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to each Fund during the fiscal year ended August 31, 1998.


                                    CLASS A


                                                                                  TACTICAL
                                                               BALANCED FUND    ALLOCATION FUND
                                                               -------------    ---------------
Marketing and advertising...................................     $ 133,430        $   651,985
Printing of prospectuses and statements of additional
  information for other than current shareholders...........         3,389              4,261
Branch network costs allocated and interest expense.........       620,019            333,297
Service fees paid to PaineWebber investment executives......       182,546            262,404

                                           CLASS B
Marketing and advertising...................................     $  16,852        $   901,704
Amortization of commissions.................................        72,325          1,149,132
Printing of prospectuses and statements of additional
  information for other than current shareholders...........           421              5,893
Branch network costs allocated and interest expense.........        85,540            699,253
Service fees paid to PaineWebber investment executives......        23,215            366,410

                                           CLASS C
Marketing and advertising...................................     $   7,718        $   779,562
Amortization of commissions.................................        32,119            880,992
Printing of prospectuses and statements of additional
  information for other than current shareholders...........           190              5,095
Branch network costs allocated and interest expense.........        36,259            418,905
Service fees paid to PaineWebber investment executives......        10,705            323,607


     "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Fund's shares, including the PaineWebber retail branch system.

     In approving each Fund's overall Flexible Pricing(Service Mark) system of distribution, each board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders; (2) facilitate distribution of each Fund's shares; and (3) maintain the competitive position of each Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in a greater growth of the Funds than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (4) the services provided to each Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

     In approving the Class B Plan each board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from each Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of each Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (5) the services provided to each Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

     In approving the Class C Plan each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to each Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (5) the services provided to each Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service-and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

     With respect to each Plan, the boards considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The boards also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of a Fund, which fees would increase if the Plan were successful and the Funds attained and maintained significant asset levels.

     Under the Distribution Contracts between the Corporation and the Trust and Mitchell Hutchins for the Class A shares for the fiscal years set forth below, Mitchell Hutchins earned the following approximate amounts of initial sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer:

                                 BALANCED FUND


                                                FISCAL YEAR    FISCAL YEAR    FOR THE PERIOD
                                                   ENDED          ENDED       MARCH 1, 1996
                                                AUGUST 31,     AUGUST 31,     THROUGH AUGUST 31,
                                                   1998           1997            1996
                                                -----------    -----------    ------------------
Earned.......................................   $   368,103        $61,774           $7,576
Retained.....................................        16,048          2,215              459

                           TACTICAL ALLOCATION FUND

                                                               FISCAL YEARS ENDED
                                                                   AUGUST 31,
                                                ------------------------------------------------
                                                   1998           1997            1996
                                                -----------    -----------    ------------------
Earned.......................................   $ 3,764,774    $ 2,887,643         $474,448
Retained.....................................       243,663        182,132          166,202



     For the fiscal year ended August 31, 1998, Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares:



                                                                                      TACTICAL
                                                                                      ALLOCATION
                                                                   BALANCED FUND        FUND
                                                                   ---------------    --------
Class A.........................................................      $       0       $      0
Class B.........................................................         28,910        638,930
Class C.........................................................          2,013        120,905


                            PORTFOLIO TRANSACTIONS


     Subject to policies established by each board, Mitchell Hutchins is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Generally, bonds are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. Balanced Fund, for fiscal years ended August 31, 1998, and August 31, 1997 for the period March 1, 1996 through August 31, 1996, and for the fiscal year ended February 29, 1996, paid $290,954, $249,609, $134,453, and
$335,166, respectively, in aggregate brokerage commissions. Tactical Allocation Fund, for the fiscal years ended August 31, 1998, August 31, 1997, and
August 31, 1996, paid, $440,215, $211,116, and $41,271 respectively, in aggregate brokerage commissions.


     Neither Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. Each board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins and its affiliates are reasonable and fair. Specific provisions in each Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for each Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.


     For the fiscal year ended August 31, 1997, the period March 1, 1996 to August 31, 1996 and the fiscal year ended February 29, 1996, Balanced Fund paid $15,564, $2,220 and $1,350 in brokerage commissions to PaineWebber. For the fiscal year ended August 31, 1998, Balanced Fund paid $1,038 in brokerage commissions to PaineWebber, which represented 0.4% of the total commissions paid by the Fund and 0.5% of the aggregate dollar amount of transactions involving brokerage commission payments.



     For the fiscal years ended August 31, 1998, August 31, 1997, and August 31, 1996, Tactical Allocation Fund paid $5,496, $2,422 and $0 commissions to PaineWebber. For the fiscal year ended August 31, 1998, Tactical Allocation Fund paid $5,496 in brokerage commissions to PaineWebber, which represented 1.25% of total commission paid by the Fund, and 0.16% of the aggregate dollar amount of transactions involving brokerage commissions.


     Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Funds' procedures in selecting FCMs to execute the

Funds' transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.


     Consistent with the interest of each Fund and subject to the review of the applicable board, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins with research, analysis, advice and similar services. A Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For Balanced Fund's fiscal year ended August 31, 1998 Mitchell Hutchins directed $ 86,827,625 in portfolio transactions to brokers chosen because they provided research services, for which Balanced Fund paid $105,579 in commissions. For Tactical Allocation Fund's fiscal year ended August 31, 1998, Mitchell Hutchins directed no transactions to brokers chosen for research services.


     For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with those transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins' receiving multiple quotes from dealers before executing the transactions on an agency basis.


     Information and research services furnished by the brokers or dealers through which or with which a Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contracts.


     Investment decisions for each Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between a Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Funds will not purchase securities in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.


     PORTFOLIO TURNOVER. The Funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years indicated, the Funds' portfolio turnover rates were:



BALANCED FUND
  Fiscal Year ended August 31, 1998...............................   190%
  Fiscal Year ended August 31, 1997...............................   188%
TACTICAL ALLOCATION FUND
  Fiscal Year ended August 31, 1998...............................    33%
  Fiscal Year ended August 31, 1997...............................     6%


          REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                        INFORMATION AND OTHER SERVICES

     COMBINED PURCHASE PRIVILEGE--CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of each Fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges for Class A shares indicated in the table of sales charges in the Prospectus. The sales charge payable on the purchase of Class A shares of each Fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

     An "eligible group of related Fund investors" can consist of any combination of the following:

          (a) an individual, that individual's spouse, parents and children;

          (b) an individual and his or her Individual Retirement Account
     ("IRA");

          (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

          (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

          (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

          (g) an employer (or a group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

          (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

     RIGHTS OF ACCUMULATION--CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

     WAIVERS OF SALES CHARGES--CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares of the Funds is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of each Fund may be exchanged for shares of the corresponding class of other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.


     If conditions exist that make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash. The Corporation and the Trust have each elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. Each Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.


     SERVICE ORGANIZATIONS. A Fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form." A Fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.



     AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels.


     SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semiannual or annual plans, PaineWebber will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Fund's systematic withdrawal plan. The payment generally is mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends & Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent").

     Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

     REINSTATEMENT PRIVILEGE--CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed Class A shares of a Fund may reinstate their account without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the redemption proceeds are reinvested, if the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for the shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends & Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN(Service Mark);
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(REGISTERED) (RMA(REGISTERED))

     Shares of the PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

     To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

     The terms of the Plan or an RMA accountholder's participation in the Plan may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.


     PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

     PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

     o monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard(Registered) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

     o comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;


     o automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds--RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.


     o check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

     o Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

     o 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

     o expanded account protection to $100 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

     o automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

     The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                         CONVERSION OF CLASS B SHARES


     Class B shares of each Fund will automatically convert to Class A shares of that Fund, based on the relative net asset value of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversnry of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also converts to Class A shares. The portion will be determined by the ratio that the shareholder's
Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

     The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not continue to be met.


                             VALUATION OF SHARES


     Each Fund determines the net asset value per share separately for each class of shares, normally as of the close of regular trading (usually
4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



     Securities that are listed on exchanges are valued at the last sale price prior to valuation on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on the Nasdaq Stock Market ("Nasdaq") are valued at the last available sale price on Nasdaq prior to valuation; other OTC securities are valued at the last bid price available prior to valuation. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the applicable board determines that this does not represent fair value. All other assets are valued at fair value as determined in good faith by or under the direction of each board.



     It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

                           PERFORMANCE INFORMATION

     Each Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in each Fund's Performance Advertisements are calculated according to the following formula:

                       n
               P(1 + T)  =  ERV
            where:    P  =  a hypothetical initial payment of $1,000 to
                            purchase shares of a specified class
                      T = average annual total return of shares of that class n = number of years
                    ERV  =  ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund's maximum 4.5% initial sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B and Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     Each Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Each Fund calculates Non-Standardized Return for specified periods of time by assuming the investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of these charges would reduce the return.

     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

     The following table shows performance information for each class of the Funds outstanding, for the periods indicated. All returns for periods of more than one year are expressed as an average return.

BALANCED FUND


                                           CLASS A     CLASS B     CLASS C     CLASS Y
                                           -------     -------     -------     -------
Fiscal year ended August 31, 1998:
  Standardized Return*..................    (0.03%)     (0.64%)      2.99%         N/A
  Non-Standardized Return...............     4.69%       3.87%       3.89%         N/A
Five years ended August 31, 1998:
  Standardized Return*..................     9.42%       9.86%      10.11%         N/A
Non-Standardized Return.................    10.93%      10.12%      10.11%         N/A
Ten years ended August 31, 1998:
  Standardized Return*..................      N/A       10.22%        N/A          N/A
  Non-Standardized Return...............      N/A       10.22%        N/A          N/A
Inception** to August 31, 1998:
  Standardized Return*..................    10.52%       9.16%      10.42%       (9.41%)
  Non-Standardized Return...............    11.23%       9.16%      10.42%       (9.41%)

TACTICAL ALLOCATION FUND


                                           CLASS A     CLASS B     CLASS C     CLASS Y
                                           -------     -------     -------     -------
Fiscal year ended August 31, 1998:
  Standardized Return*..................     2.47%       1.49%       5.49%       7.62%
  Non-Standardized Return...............     7.31%       6.49%       6.49%       7.62%
Five years ended August 31, 1998:
  Standardized Return*..................    15.62%        N/A       15.84%      17.00%
  Non-Standardized Return...............    16.70%        N/A       15.84%      17.00%
Inception** to August 31, 1998:
  Standardized Return*..................    15.74%      16.86%      15.17%      17.06%
  Non-Standardized Return...............    16.75%      17.76%      15.17%      17.06%


------------------

 * All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore the performance information is the same for both standardized return and non-standardized return for the periods indicated.



** The inception date for each class of shares is as follows:



                                           CLASS A      CLASS B     CLASS C      CLASS Y
                                           --------     --------    --------     --------
Balanced Fund...........................   07/01/91     12/12/86    07/02/92     03/26/98
Tactical Allocation Fund................   05/10/93     01/30/96    07/22/92     05/10/93



     OTHER INFORMATION. In Performance Advertisements, each Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"); CDA Investment Technologies, Inc. ("CDA"); Wiesenberger Investment Companies Service ("Wiesenberger"); Investment Company Data Inc. ("ICD"); or Morningstar Mutual Funds ("Morningstar"); or with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the International Finance Corporation Global Total Return Index the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, the Morgan Stanley Capital International Perspective Indices, the Morgan Stanley Capital International Energy Sources Index, The Standard & Poor's Oil Composite Index, Morgan Stanley International Capital World Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, other similar Lehman Brother indices or components thereof, the Salomon Brothers Non-U.S. World Government Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, Barron's, Fortune, The New York Times, The Chicago Tribune, The Washington Post and The Kiplinger Letters. Comparisons in Performance Advertisements may be in graphic form.


     Each Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.


     Each Fund may also compare its performance with the performance of bank certificates of deposits (CDs) as measured by the CDA, Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(Registered) Money Markets. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The debt securities held by each Fund mayhave longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in either Fund involves greater risks than an investment in either a money market fund or a CD.


                                    TAXES


     To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its shareholders) and all distributions out of its earnings and profits would be taxable to its shareholders as dividends (that is, ordinary income).


     Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


     Balanced Fund may invest in the stock of "passive foreign investment companies" ("PFICs") if the stock is denominated in U.S. dollars and otherwise is a permissible investment. A PFIC is a foreign corporation--other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a shareholder (effective for its taxable year beginning September 1, 1998)--that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.



     If Balanced Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.



     Balanced Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.



     The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.



     If a Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward contract, or short sales) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss with respect to that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities.


     Balanced Fund may acquire zero coupon securities or other securities issued with original issue discount. As a holder of such securities, the Fund must include in its gross income the portion of the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                              OTHER INFORMATION

     Prior to August 1995, Balanced Fund was named "PaineWebber Asset Allocation Fund." Prior to November 1, 1995, Tactical Allocation Fund was named "Mitchell Hutchins/Kidder, Peabody Asset Allocation Fund" and prior to February 13, 1995, it was named "Kidder, Peabody Asset Allocation Fund." Prior to November 10, 1995, Tactical Allocation Fund's Class C shares were called "Class B" shares and Balanced Fund's Class C shares were called "Class D" shares.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a series of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust or series. The Declaration of Trust states that persons with claims against the Trust shall look solely to the Trust property or to the property of one or more series of the Trust for satisfaction of claims. It also states that notice of such disclaimer may be given in any obligation, contract, instrument, certificate or undertaking made or issued by the trustees of the Trust on behalf of the Trust. The Declaration of Trust also provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust or a series. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust or series would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote.

     CLASS-SPECIFIC EXPENSES. Each Fund might determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares of a Fund bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave., N.W., Washington, D.C., 20036-1800, serves as counsel to the Corporation and the Trust. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.


     AUDITORS.   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New
York, New York 10036, serves as Balanced Fund's independent accountants. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as Tactical Allocation Fund's independent auditors.


                             FINANCIAL STATEMENTS

     Each Fund's Annual Report to Shareholders for the most recent fiscal year is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants or independent auditors appearing therein are incorporated herein by this reference.

                                   APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

     AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the higher rated issues only in small degree; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR: "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

     PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity; PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

     A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation; A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EITHER FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY EITHER FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              ------------------
                              TABLE OF CONTENTS


                                                  PAGE
                                                  ----
Investment Policies and Restrictions...........      1
Strategies Using Derivative Instruments........     12
Directors, Trustees and Officers; Principal
  Holders of Securities........................     19
Investment Advisory and Distribution
  Arrangements.................................     25
Portfolio Transactions.........................     30
Reduced Sales Charges, Additional
  Exchange and Redemption Information
  and Other Services...........................     32
Conversion of Class B Shares...................     35
Valuation of Shares............................     36
Performance Information........................     37
Taxes..........................................     39
Other Information..............................     41
Financial Statements...........................     41
Appendix.......................................    A-1


(Copyright) 1998 PaineWebber Incorporated

PAINEWEBBER
     BALANCED FUND

PAINEWEBBER
    TACTICAL ALLOCATION FUND


                        -------------------------------------
                          Statement of Additional Information
                                            November 30, 1998




                        -------------------------------------

                                                  PAINEWEBBER

                            PART C. OTHER INFORMATION
                            -------------------------

Item 23. Exhibits


(1)      Amended and Restated Declaration of Trust 1/

(2)      Restated By-Laws 1/

(3) Instruments defining the rights of the holders of Registrant's shares of beneficial interest 2/

(4)      (a)      Investment Advisory and Administration Contract applicable to
                  PaineWebber Tactical Allocation Fund 3/

         (b)      Investment Advisory and Administration Contract applicable to
                  PaineWebber Global Equity Fund (filed herewith)

         (c)      Sub-Advisory Contract with Invista Capital Management, Inc.
                  applicable to PaineWebber Global Equity Fund (filed herewith)

(5)      (a)      Distribution Contract for Class A Shares 4/

         (b)      Distribution Contract for Class B Shares 4/

         (c)      Distribution Contract for Class C Shares 4/

         (d)      Distribution Contract for Class Y Shares 4/

         (e)      Exclusive Dealer Agreement with respect to Class A Shares 4/

         (f)      Exclusive Dealer Agreement with respect to Class B Shares 4/

         (g)      Exclusive Dealer Agreement with respect to Class C Shares 4/

         (h)      Exclusive Dealer Agreement with respect to Class Y Shares 4/

(6)      Bonus, profit sharing or pension plans - none

(7)      Custody Contract 1/

(8)      Transfer Agency Services and Shareholder Services Agreement 5/

(9)      Opinion and consent of counsel (filed herewith)

(10)     Other opinions, appraisals, rulings and consents: Auditors' Consent
         (filed herewith)

(11)     Financial statements omitted from prospectus - none

(12)     Purchase Agreement 1/

(13)     (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares (filed herewith)

         (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares (filed herewith)

         (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares (filed herewith)

(14)     and

(27)     Financial Data Schedule (filed herewith)

(15)     Plan pursuant to Rule 18f-3 6/


------------------------------

1/ Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on February 27, 1998.

2/ Incorporated by reference from Articles IV, V, VI, VII, and X of Registrant's Amended and Restated Declaration of Trust and from Articles II and XI of Registrant's Restated By-Laws.

3/ Incorporated by reference from Post-Effective Amendment No. 14 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on December 29, 1995.


4/ Incorporated by reference from Post-Effective Amendment No. 15 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on July 1, 1996.


5/ Incorporated by reference from Post-Effective Amendment No. 23 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on September 1, 1998

6/ Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement of PaineWebber Investment Trust, SEC File. No. 33-39659, filed on August 29, 1996.

Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          None.

Item 25.  Indemnification
          ---------------

         Section 4.2 of Article IV of the Registrant's Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 4.3(a) of Article IV of the Registrant's Declaration of Trust provides that the appropriate series of the Registrant will indemnify its Trustees and officers to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by such Trustees and officers in connection with any claim, action, suit or proceeding in which such Trustee or officer becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. Additionally, Section 4.3(b) of Article IV provides that no such person shall be indemnified (i) where such person is liable to the Trust, a series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (ii) where such person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust, or a series thereof, or (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in (ii) above resulting in a payment by a Trustee or officer, unless there has been a determination by the court of other body approving the settlement or other disposition or based upon a review of readily available facts by vote of a majority of the non-interested Trustees or written opinion of independent legal counsel, that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Section 4.3(b) of Article IV further provides that the rights of indemnification may be insured against by policies maintained by the Trust. Section 4.4 of Article IV provides that no Trustee shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

         Section 4.6 of Article IV provides that each Trustee, officer or employee of the Trust or a series thereof shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a series thereof, upon an opinion of counsel, or upon reports made to the Trust or a series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Section 9 of each Investment Advisory and Administration Contract with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Each Contract also provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.

         Section 6 of the Sub-Investment Advisory Agreement between Mitchell Hutchins and Invista Capital Management, Inc. ("Invista") provides that Invista shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Invista in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.


         Section 9 of each Distribution Contract provides that the Trust will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Trust, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract.

         Section 10 of each Distribution Contract contains provisions similar to
Section 13 of the Investment Advisory and Administration Contract.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser


         (a) Mitchell Hutchins Asset Management Inc. Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

         (b) Invista Capital Management, Inc. Invista Capital Management, Inc. ("Invista") serves as investment sub-adviser for PaineWebber Global Equity Fund. Invista, an Iowa Corporation, is a registered investment adviser and is an indirect, wholly owned subsidiary of Principal Life Insurance Company. Invista is primarily engaged in the investment advisory business. Information as to the officers and directors of Invista is included on its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-23020), and is incorporated herein by reference.

Item 27.  Principal Underwriters
          ----------------------

         (a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:

         ALL-AMERICAN TERM TRUST INC.
         GLOBAL HIGH INCOME DOLLAR FUND INC.
         GLOBAL SMALL CAP FUND INC.
         INSURED MUNICIPAL INCOME FUND INC.
         INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
         MANAGED HIGH YIELD FUND INC.
         MANAGED HIGH YIELD PLUS FUND INC.
         MITCHELL HUTCHINS INSTITUTIONAL SERIES
         MITCHELL HUTCHINS PORTFOLIOS
         MITCHELL HUTCHINS SERIES TRUST
         PAINEWEBBER AMERICA FUND
         PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
         PAINEWEBBER INDEX TRUST
         PAINEWEBBER INVESTMENT SERIES
         PAINEWEBBER INVESTMENT TRUST
         PAINEWEBBER INVESTMENT TRUST II
         PAINEWEBBER MANAGED ASSETS TRUST
         PAINEWEBBER MANAGED INVESTMENTS TRUST
         PAINEWEBBER MASTER SERIES, INC.
         PAINEWEBBER MUNICIPAL SERIES
         PAINEWEBBER MUTUAL FUND TRUST
         PAINEWEBBER OLYMPUS FUND
         PAINEWEBBER SECURITIES TRUST
         STRATEGIC GLOBAL INCOME FUND, INC.
         2002 TARGET TERM TRUST INC.

         (b) Mitchell Hutchins is the Registrant's principal underwriter. PaineWebber acts as exclusive dealer of the Registrant's shares. The directors and officers of Mitchell Hutchins, their principal business addresses, and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant. Unless otherwise indicated, the principal address of each person named is 1285 Avenue of the Americas, New York, NY 10019.


                                                                             Positions and Offices With Underwriter or
         Name                   Positions and Offices With Registrant                  Exclusive Dealer
         ----                   -------------------------------------                  ----------------
    Margo N. Alexander          Trustee and President                        President, Chief Executive Officer and
                                                                             Director of Mitchell Hutchins and an
                                                                             Executive Vice President and a Director of
                                                                             PaineWebber

    Mary C. Farrell             Trustee                                      Managing Director, Senior Investment
                                                                             Strategist and Member of the Investment
                                                                             Policy Committee of PaineWebber

    T. Kirkham Barneby          Vice President                               Managing Director and Chief Investment
                                                                             Officer-Quantitative Investments of
                                                                             Mitchell Hutchins

    Lawrence Chinsky            Vice President and Assistant Treasurer       Assistant Vice President and Investment
                                                                             Monitoring Officer of the Mutual Fund
                                                                             Finance Department of Mitchell Hutchins

    John J. Lee                 Vice President and Assistant Treasurer       Vice President and a Manager of the Mutual
                                                                             Fund Finance Department of Mitchell
                                                                             Hutchins

    Ann E. Moran                Vice President and Assistant Treasurer       Vice President and a Manager of the Mutual
                                                                             Fund Finance Department of Mitchell
                                                                             Hutchins

    Dianne E. O'Donnell         Vice President and Secretary                 Senior Vice President and Deputy General
                                                                             Counsel of Mitchell Hutchins

    Emil Polito                 Vice President                               Senior Vice President and Director of
                                                                             Operations and Control of Mitchell Hutchins

    Victoria E. Schonfeld       Vice President                               Managing Director and General Counsel of
                                                                             Mitchell Hutchins

    Paul H. Schubert            Vice President and Treasurer                 Senior Vice President and Director of the
                                                                             Mutual Fund Finance Department of Mitchell
                                                                             Hutchins

    Barney A. Taglialatela      Vice President and Assistant Treasurer       Vice President and a Manager of the Mutual
                                                                             Fund Finance Department of Mitchell
                                                                             Hutchins

    Mark A. Tincher             Vice President                               Managing Director and Chief Investment
                                                                             Officer - U.S. Equity Investments of
                                                                             Mitchell Hutchins

    Keith A. Weller             Vice President and Assistant Secretary       First Vice President and Associate General
                                                                             Counsel of Mitchell Hutchins


         (c)      None.

Item 28. Location of Accounts and Records
         --------------------------------

         The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's investment adviser and administrator, Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodians.

Item 29. Management Services
         -------------------
         Not applicable.

Item 30. Undertakings
         ------------
         Registrant undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 23rd day of November, 1998.

                                    PAINEWEBBER INVESTMENT TRUST

                                    By:    /s/ Dianne E. O'Donnell
                                           --------------------------
                                           Dianne E. O'Donnell
                                           Vice President and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                  Title                                      Date
---------                                  -----                                      ----
/s/ Margo N. Alexander                     President and Trustee                      November 23, 1998
------------------------------------       (Chief Executive Officer)
Margo N. Alexander *

/s/ E. Garrett Bewkes, Jr.                 Trustee and Chairman                       November 23, 1998
------------------------------------       of the Board of Trustees
E. Garrett Bewkes, Jr. *

/s/ Richard Q. Armstrong                   Trustee                                    November 23, 1998
------------------------------------
Richard Q. Armstrong *

/s/ Richard R. Burt                        Trustee                                    November 23, 1998
------------------------------------
Richard R. Burt *

/s/ Mary C. Farrell                        Trustee                                    November 23, 1998
------------------------------------
Mary C. Farrell *

/s/ Meyer Feldberg                         Trustee                                    November 23, 1998
------------------------------------
Meyer Feldberg *

/s/ George W. Gowen                        Trustee                                    November 23, 1998
------------------------------------
George W. Gowen *

/s/ Frederic V. Malek                      Trustee                                    November 23, 1998
------------------------------------
Frederic V. Malek *

/s/ Carl W. Schafer                        Trustee                                    November 23, 1998
------------------------------------
Carl W. Schafer *

/s/ Paul H. Schubert                       Vice President and Treasurer (Chief        November 23, 1998
------------------------------------       Financial and Accounting Officer)
Paul H. Schubert

* Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

                          PAINEWEBBER INVESTMENT TRUST

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number
------
(1)      Amended and Restated Declaration of Trust 1/

(2)      Restated By-Laws 1/

(3)      Instruments defining the rights of the holders of Registrant's shares of beneficial interest 2/
(4)      (a)      Investment Advisory and Administration Contract applicable to
                  PaineWebber Tactical Allocation Fund 3/
         (b)      Investment Advisory and Administration Contract applicable to
                  PaineWebber Global Equity Fund (filed herewith)
         (c)      Sub-Advisory Contract with Invista Capital Management, Inc.
                  applicable to PaineWebber Global Equity Fund (filed herewith)
(5)      (a)      Distribution Contract for Class A Shares 4/
         (b)      Distribution Contract for Class B Shares 4/
         (c)      Distribution Contract for Class C Shares 4/
         (d)      Distribution Contract for Class Y Shares 4/
         (e)      Exclusive Dealer Agreement with respect to Class A Shares 4/
         (f)      Exclusive Dealer Agreement with respect to Class B Shares 4/
         (g)      Exclusive Dealer Agreement with respect to Class C Shares 4/
         (h)      Exclusive Dealer Agreement with respect to Class Y Shares 4/
(6)      Bonus, profit sharing or pension plans - none
(7)      Custody Contract 1/
(8)      Transfer Agency Services and Shareholder Services Agreement 5/
(9)      Opinion and consent of counsel (filed herewith)
(10)     Other opinions, appraisals, rulings and consents: Auditors' Consent
         (filed herewith)
(11)     Financial statements omitted from prospectus - none
(12)     Purchase Agreement 1/
(13)     (a)      Plan of Distribution pursuant to Rule 12b-1 with respect to
                  Class A shares (filed herewith)
         (b)      Plan of Distribution pursuant to Rule 12b-1 with respect to
                  Class B shares (filed herewith)
         (c)      Plan of Distribution pursuant to Rule 12b-1 with respect to
                  Class C shares (filed herewith)
(14)     and
(27)     Financial Data Schedule (filed herewith)
(15)     Plan pursuant to Rule 18f-3 6/


------------------------------

1/ Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of PaineWebber Investment Trust, SEC File No.
         33-39659, filed on February 27, 1998.

2/       Incorporated by reference from Articles IV, V, VI, VII, and X of
         Registrant's Amended and Restated Declaration of Trust and from
         Articles II and XI of Registrant's Restated By-Laws.

3/ Incorporated by reference from Post-Effective Amendment No. 14 to the registration statement of PaineWebber Investment Trust, SEC File No.
         33-39659, filed on December 29, 1995.

4/ Incorporated by reference from Post-Effective Amendment No. 15 to the registration statement of PaineWebber Investment Trust, SEC File No.
         33-39659, filed on July 1, 1996.

5/ Incorporated by reference from Post-Effective Amendment No. 23 to the registration statement of PaineWebber Investment Trust, SEC File No.
         33-39659, filed on September 1, 1998

6/ Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement of PaineWebber Investment Trust, SEC File. No.
         33-39659, filed on August 29, 1996.